SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant toss. 240.14a-2

     The Prudential Series Fund, Inc.
     ------------------------------------------------
     (Name of Registrant as Specified In Its Charter)


     ------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of Each class of securities to which transaction applies:

     -------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     -------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------

     4)   Proposed maximum aggregate value of transaction:

     -------------------------------------

     5)   Total fee paid:

     -------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ----------------------------

     2) Form, Schedule or Registration Statement No.:

        ----------------------------

     3) Filing Party:

        ----------------------------

     4) Date Filed:

        ----------------------------

                        THE PRUDENTIAL SERIES FUND, INC.
                                751 BROAD STREET
                               NEWARK, N.J. 07901
                                 (877) 778-5008

                               -----------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               -----------------

To the Shareholders of the Prudential Series Fund, Inc.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of The Prudential Series Fund, Inc., (the Fund), will be held at the offices of The Prudential Insurance Company of America, 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, NJ on September 29, 2000, at 9:00 a.m. local time. The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

     1.   To elect a Board of Directors.

     2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountant to the Fund.

     3.   To approve a new management contract for the Fund.

     4.   To approve new subadvisory contracts for the Fund.

     5.   To amend certain of the Fund's fundamental investment policies.

     6.   To amend the Fund's By-Laws.

     7. To amend the fundamental investment objective of the Fund's Equity Income Portfolio.

     The Board of Directors has fixed the close of business on July 7, 2000 as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

                                             By order of the Board of Directors

                                             LEE AUGSBURGER,
                                             Secretary

August 8, 2000

                                 PROXY STATEMENT

                               -----------------

                       SPECIAL MEETING OF SHAREHOLDERS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        TO BE HELD ON SEPTEMBER 29, 2000

                               -----------------

     This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors to be used at the Special Meeting of Shareholders of The Prudential Series Fund, Inc. (the Fund) and at any adjournments thereof (the Meeting) to be held on September 29, 2000 at 9:00 a.m. Eastern time at the offices of The Prudential Insurance Company of America (Prudential), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, NJ. The Fund began to mail copies of this Proxy Statement on or about August 10, 2000.

     The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the Fund or Prudential. Proxies may be revoked at any time before they are voted. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the Fund. The Fund may reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

     The principal business address of Prudential (the Fund's current investment adviser and administrator), and of Prudential Investment Management Services LLC
(PIMS) (the Fund's principal underwriter) is 100 Mulberry Street, Gateway Center Three, 14th floor, Newark, NJ 07102. PIMS is an indirect wholly-owned subsidiary of Prudential. The principal business address of the Fund's proposed new investment adviser, Prudential Investments Fund Management LLC (PIFM), is 100 Mulberry Street, Newark, NJ 07102.

     If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, or by attending the meeting and voting in person.

     All proxy cards solicited by the Board of Directors that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. Prudential, its affiliated insurance companies, and certain other insurers are the legal owners of all Fund shares, but in accordance with current policy of the Securities and Exchange Commission (SEC), these insurers pass voting rights to the variable annuity and variable life insurance contractholders and certain plan participants that have allocated purchase payments to subaccounts corresponding to Portfolios of the Fund. In addition to voting Fund shares in accordance with contractholder/participant instructions that they do receive, Prudential and those insurers will vote shares that are not voted by contractholders/participants, as well as shares owned beneficially by such insurers themselves, in the same proportions as the votes that actually are cast by contractholders/participants. Prudential, its affiliated insurers, and the other insurers will apportion votes to each contractholder/participant in direct proportion to the dollar value of the pertinent variable contract as of the record date.

HOW CAN I VOTE MY SHARES?

o BY MAIL: By signing, dating, voting and returning the proxy card in the enclosed postage paid envelope.

o BY PHONE: With a toll-free call to 1-888-221-0697 between 9:00 A. M. and 10:00 P.M. (Eastern Time).

o BY INTERNET: By signing onto the internet site listed on your proxy card and entering the proper information, including the control number also listed on your poxy card.

o    IN PERSON: By attending the meeting and voting your shares.

If you have questions regarding this proxy statement please call (877) 778-5008, from 8 a.m. to 6 p.m. Eastern Time, Monday through Friday.

     Class 1 and Class 2 shares of each Portfolio of the Fund issued and outstanding as of July 7, 2000 are indicated in the following table:

   PORTFOLIO                                                     # OF SHARES
   ---------                                                     -----------
   Conservative Balanced ...............................         259,422,397
   Diversified Bond ....................................         109,280,485
   Diversified Conservative Growth .....................          17,321,645
   Equity ..............................................         205,932,350
   Equity Income .......................................          94,086,000
   Flexible Managed ....................................         273,800,179
   Global ..............................................          50,175,278
   Government Income ...................................          24,132,794
   High Yield Bond .....................................         102,638,994
   Money Market ........................................         117,284,498
   Natural Resources ...................................          16,291,377
   Prudential Jennison .................................         104,903,956
   Small Capitalization Stock ..........................          30,406,608
   Stock Index .........................................         104,860,190
   20/20 Focus .........................................           8,600,943
   Zero Coupon Bond 2000 ...............................           3,121,946
   Zero Coupon Bond 2005 ...............................           3,514,563

     As of July 7, 2000, the directors/nominees and Fund officers owned, in the aggregate, none of the Fund's outstanding shares. To the knowledge of the Fund, no shareholder of record (other than Prudential, its affiliated insurers, and the other insurers) owned beneficially more than 5% of the outstanding shares of the Fund as of July 7, 2000. None of the Fund's executive officers has any substantial economic interest in any matter to be acted upon at the meeting.

     FOR A FREE COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD ENDED JUNE 30, 2000, CALL (877) 778-5008 OR WRITE TO PRUDENTIAL AT 751 BROAD STREET, NEWARK, NJ 07102-3777.

     VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1, AND A MAJORITY OF ALL VOTES OF THE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 2. APPROVAL OF PROPOSALS 3, 4(A), 4(B), 5 AND 6 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF EACH AFFECTED PORTFOLIO OF THE FUND IN ORDER TO BE DEEMED EFFECTIVE WITH RESPECT TO EACH SUCH PORTFOLIO. APPROVAL OF PROPOSAL 7 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE FUND'S EQUITY INCOME PORTFOLIO. A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES, WHICHEVER IS LESS.

     The following table summarizes the proposals and lists the Proxy Statement page where the proposal is discussed in more detail.

PROPOSAL #                    PROPOSAL DESCRIPTION                       PAGE
----------                    --------------------                       ----
1.       To elect as Directors the 19 nominees presented in                5
         Proposal 1.

2.       To ratify the selection of PricewaterhouseCoopers LLP as         12
         independent accountant of the Fund.

3.       To approve a new management contract with Prudential             13
         Investments Fund Management LLC.

4(a)     To approve a new subadvisory agreement between                   20
         Prudential Investments Fund Management LLC and
         Prudential Investment Corporation.

4(b)     To approve a new subadvisory agreement between                   23
         Prudential Investments Fund Management LLC and Jennison
         Associates LLC.

5.       To amend certain fundamental investment policies of the          26
         Fund.

6.       To amend the Fund's By-Laws so that fundamental                  29
         investment policies are specified only in the Registration Statement rather than also in the By-Laws.

7.       To amend the fundamental investment objective of the             29
         Fund's Equity Income Portfolio.

     The table below indicates the Proposals that are applicable to each Portfolio of the Fund.


PORTFOLIO                          PROPOSAL 1 PROPOSAL 2 PROPOSAL 3 PROPOSAL 4(A) PROPOSAL 4(B) PROPOSAL 5 PROPOSAL 6 PROPOSAL 7
---------                          ---------- ---------- ---------- ------------- ------------- ---------- ---------- ----------
Conservative Balanced                  X          X          X           X            X             X          X
Diversified Bond                       X          X          X           X                          X          X
Diversified Conservative Growth        X          X          X           X            X             X          X
Equity                                 X          X          X                        X             X          X
Equity Income                          X          X          X                        X             X          X          X
Flexible Managed                       X          X          X           X            X             X          X
Global                                 X          X          X                        X             X          X
Government Income                      X          X          X           X                          X          X
High Yield Bond                        X          X          X           X                          X          X
Money Market                           X          X          X           X                          X          X
Natural Resources                      X          X          X                        X             X          X
Prudential Jennison                    X          X          X                        X             X          X
Small Capitalization Stock             X          X          X                        X             X          X
Stock Index                            X          X          X                        X             X          X
20/20 Focus                            X          X          X                        X             X          X
Zero Coupon Bond 2000                  X          X          X           X                          X          X
Zero Coupon Bond 2005                  X          X          X           X                          X          X

1.  TO ELECT A BOARD OF DIRECTORS.

     The purpose of this proposal is to elect an expanded Board of Directors of the Fund. The Fund currently has four directors, three of whom are are not "interested persons" of Prudential or the Fund under the Federal securities laws ("independent directors") and have been previously elected by Fund shareholders. The current independent directors have nominated 13 additional individuals to serve as independent directors of the Fund. Each of these nominees currently serves as an independent director to one or more mutual funds within the Prudential mutual fund complex. The current independent directors have also nominated three officers of the Fund's adviser to serve as directors of the Fund. One of those individuals, John R. Strangfeld, Jr., currently serves as Chairman and President of the Fund.

     The Fund's current directors believe that expanding the size of the Board and adding directors who also serve as directors of other mutual funds advised by Prudential affiliates is in the best interests of the Fund. The principal reasons for adding these individuals as directors are:

     o to bring additional experience and diversity of viewpoints to the Board;

     o to bring the benefit of experience derived from service on the boards of other Prudential mutual funds;

     o to increase the number of directors in light of the increasing number of Series Fund Portfolios; and

     o    to promote continuity on the Board going forward.

     If elected, the directors of the Fund intend to form several groups of directors called "investment committees." Each investment committee will focus on particular Portfolios of the Fund (e.g., equity portfolios, fixed income portfolios) and provide appropriate reports to the full Board.

     None of the nominees are related to one another. None of the Fund's directors or persons nominated to become Fund directors owns shares of the Fund's adviser or its affiliates. Those nominees indicated by an asterisk (*) in the table below are "interested persons" of the Fund by virtue of, among other things, their affiliation with either the Fund, the Fund's investment adviser or the Fund's principal underwriter. The business experience and address of each nominee is as follows:


                                                                               YEAR OF
                                                                             ELECTION OR
        NOMINEE                 PRINCIPAL                    BUSINESS        APPOINTMENT
         (AGE)                 OCCUPATION**                   ADDRESS          TO FUND
----------------------------------------------------------------------------------------
Eugene C. Dorsey (72)   Retired President, Chief       2010 Harbourside
                        Executive Officer and          Drive
                        Trustee of the Gannett         Longboat Key, FL
                        Foundation (now Freedom        34228
                        Forum); former publisher
                        of four Gannett
                        newspapers and Vice
                        President of Gannett
                        Company; past Chairman of
                        Independent Sector
                        (national coalition of
                        philanthropic
                        organizations); former
                        Chairman of the American
                        Council for the Arts;
                        former Director of the
                        Advisory Board of Chase
                        Manhattan Bank of
                        Rochester.

Saul K. Fenster Ph.D    President, New Jersey          NJIT                     1983
 (67)                   Institute of Technology.       University Heights
                        He serves as a                 Newark, NJ 07102
                        Commissioner of the
                        Middle States
                        Association, Commission
                        on Higher Education.  He
                        is currently a member of
                        the New Jersey Commission
                        on Science and Technology
                        and a director of the New
                        Jersey State Chamber of
                        Commerce. Mr. Fenster
                        serves on the boards of
                        the Society of
                        Manufacturing Engineering
                        Education Foundation, the
                        Research and Development
                        Council of New Jersey,
                        Prosperity New Jersey,
                        Inc., the Edison
                        Partnership, National
                        Action Council for
                        Minorities in
                        Engineering; and is a
                        Director of IDT
                        Corporation.

Delayne D. Gold (61)    Marketing and Management       751 Broad Street
                        Consultant; Director or        Newark, NJ 07102
                        Trustee of several funds
                        within the Prudential
                        Mutual Funds complex.



                                                                               YEAR OF
                                                                             ELECTION OR
        NOMINEE                 PRINCIPAL                    BUSINESS        APPOINTMENT
         (AGE)                 OCCUPATION**                   ADDRESS          TO FUND
----------------------------------------------------------------------------------------
Robert F. Gunia* (53)   Executive Vice President       Prudential
                        and Chief Administrative       Investments
                        Officer (since June 1999)      100 Mulberry Street
                        of Prudential                  3 Gateway Center,
                        Investments; Corporate         14th floor
                        Vice President (September      Newark, NJ 07102-4077
                        1997-March 1999) of The
                        Prudential Insurance
                        Company of America
                        (Prudential); Executive
                        Vice President and
                        Treasurer (since December
                        1996) of Prudential
                        Investments Fund
                        Management LLC (PIFM);
                        President (since April
                        1999) of Prudential
                        Investment Management
                        Services LLC (PIMS);
                        former Senior Vice
                        President (March 1987-May
                        1999) and former Chief
                        Administrative Officer
                        (July 1989-September
                        1996) of Prudential
                        Securities Incorporated
                        (Prudential Securities);
                        Director (January
                        1989-September 1996),
                        Executive Vice President,
                        Treasurer and Chief
                        Financial Officer (June
                        1987-December 1996) of
                        Prudential Mutual Fund
                        Management, Inc. (PMF);
                        Vice President and
                        Director (since May 1989)
                        of The Asia Pacific Fund,
                        Inc.

Maurice F. Holmes (51)  Chief Engineer and             429 Waban Avenue
                        Corporate Vice President,      Newton, MA 02468
                        Xerox Corporation

Robert E. LaBlanc (64)  President of Robert E.         751 Broad Street
                        LaBlanc Associates, Inc.       Newark, NJ 07102
                        (telecommunications);
                        formerly General Partner
                        at Salomon Brothers and
                        Vice-Chairman of
                        Continental Telecom.
                        Director of Storage
                        Technology Corporation,
                        Chartered Semiconductor
                        Manufacturing, Ltd.,
                        Titan Corporation,
                        Salient 3 Communications,
                        Inc. and Tribune Company;
                        Trustee of Manhattan
                        College; and Trustee or
                        Director of several funds
                        within the Prudential
                        Mutual Funds complex.



                                                                               YEAR OF
                                                                             ELECTION OR
        NOMINEE                 PRINCIPAL                    BUSINESS        APPOINTMENT
         (AGE)                 OCCUPATION**                   ADDRESS          TO FUND
----------------------------------------------------------------------------------------
Douglas H.              Vice Chairman (since           Gannett Co., Inc.
 McCorkindale  (60)     1984) and President            1100 Wilson Boulevard
                        (since September 1997) of      Arlington, VA 22234
                        Gannett Co. Inc.
                        (publishing and media);
                        Director of Gannett Co.,
                        Inc., Frontier Corporation
                        and Continental Airlines,
                        Inc.; and Director or
                        Trustee of several funds
                        within the Prudential Mutual
                        Funds complex.

W. Scott McDonald,      Vice President, Kaludis        P.O. Box 150             1983
 Jr. Ph.D (63)          Consulting Group, Inc. (a      Convent Station, NJ
                        Sallie Mae company             07961
                        serving higher
                        education).  From 1991 to
                        1995, Chief Operating
                        Officer, Fairleigh
                        Dickinson University.
                        From 1975-1991, Executive
                        Vice President and Chief
                        Operating Officer, Drew
                        University. A founding
                        director of School,
                        College and University
                        Underwriters Ltd.

Thomas T. Mooney (58)   President of the Greater       751 Broad Street
                        Rochester Metro Chamber        Newark, NJ 07102
                        of Commerce; former
                        Rochester City manager;
                        former Deputy Monroe
                        County Executive; Trustee
                        of Center for
                        Governmental Research,
                        Inc.; Director of Blue
                        Cross of Rochester,
                        Monroe County Water
                        Authority, Executive
                        Service Corps of
                        Rochester.

Stephen P. Munn (57)    Chairman, President and        Carlisle Companies
                        Chief Executive Officer,       Inc.
                        Carlisle Companies             250 S. Clinton Street
                        Incorporated                   Syracuse, NY 13202
                        (manufacturer of
                        industrial products).

David R. Odenath* (42)  Officer in Charge,             Prudential
                        President, Chief               Investments
                        Executive Officer and          100 Mulberry Street
                        Chief Operating Officer        3 Gateway Center,
                        (since June 1999) of           14th floor
                        PIFM; Senior Vice              Newark, NJ 07102-4077
                        President (since June
                        1999) of Prudential;
                        Senior Vice President
                        (August 1993-May 1999) of
                        PaineWebber Group, Inc.



                                                                               YEAR OF
                                                                             ELECTION OR
        NOMINEE                 PRINCIPAL                    BUSINESS        APPOINTMENT
         (AGE)                 OCCUPATION**                   ADDRESS          TO FUND
----------------------------------------------------------------------------------------
Richard A. Redeker***   Former employee of             11617 Paradise Drive
 (56)                   Prudential Investments         Stone Harbor, NJ
                        (October 1996-December         08247
                        1998); prior thereto,
                        President, Chief
                        Executive Officer and
                        Director (October
                        1993-September 1996) of
                        PMF; Executive Vice
                        President, Director and
                        Member of the Operating
                        Committee (October
                        1993-September 1996) of
                        Prudential Securities;
                        Director (October
                        1993-September 1996) of
                        Prudential Securities
                        Group, Inc.; Executive
                        Vice President, The
                        Prudential Investment
                        Corporation (January
                        1994-September 1996);
                        Director (January
                        1994-September 1996) of
                        Prudential Mutual Fund
                        Distributors, Inc. and
                        Prudential Mutual Fund
                        Services, Inc.; former
                        Senior Executive Vice
                        President and Director of
                        Kemper Financial
                        Services, Inc. (September
                        1978-September 1993).

Robin B. Smith (60)     Chairman and Chief             Publishers Clearing
                        Executive Officer (since       House
                        August 1996), formerly         382 Channel Drive
                        President and Chief            Port Washington, NY
                        Executive Officer              11050
                        (January 1988-August
                        1996) and President and
                        Chief Operating Officer
                        of Publishers Clearing
                        House; Director of
                        BellSouth Corporation,
                        Texaco Inc., Springs
                        Industries Inc. and Kmart
                        Corporation; and Director
                        or Trustee of several
                        funds within the
                        Prudential Mutual Funds
                        complex.

John R. Strangfeld*     Executive Vice President,      The Prudential           1999
 (46)                   Global Asset Management        Insurance Company of
                        since 1998; Chief              America
                        Executive Officer,             100 Mulberry Street
                        Private Asset Management       3 Gateway Center,
                        Group (PAMG) from 1996         15th floor
                        to 1998; President, PAMG,      Newark, NJ 07102-3777
                        from 1994 to 1996.


------------

*** Mr. Redeker and his wife have borrowed, and since repaid, an amount in excess of $60,000 from a margin account maintained with Prudential Securities Incorporated.


                                                                               YEAR OF
                                                                             ELECTION OR
        NOMINEE                 PRINCIPAL                    BUSINESS        APPOINTMENT
         (AGE)                 OCCUPATION**                   ADDRESS          TO FUND
----------------------------------------------------------------------------------------
Stephen Stoneburn       President and Chief            Quadrant HealthCom
 (55)                   Executive Officer (since       Inc.
                        June 1996) of Quadrant         26 Main Street
                        Media Corp. (a publishing      Chatham, NJ
                        company); formerly             07928-2402
                        President (June 1995-June
                        1996) of Argus Integrated
                        Media, Inc.; Senior Vice
                        President and Managing
                        Director  (January
                        1993-1995) of Cowles
                        Business Media.  Senior
                        Vice President of
                        Fairchild Publications,
                        Inc. and Director or
                        Trustee of several funds
                        within the Prudential
                        Mutual Funds complex.

Nancy H. Teeters (69)   Economist; former Vice         243 Willowbrook
                        President and Chief            Avenue
                        Economist, International       Stamford, CT 06902
                        Business Machines
                        Corporation; former
                        Director of Inland Steel
                        Industries (July
                        1984-1999).

Joseph Weber Ph.D       Vice President, Finance,       37 Beachmont Terrace       1983
 (76)                   Interclass (international      N. Caldwell, NJ 07006
                        corporate learning) since
                        1991. Former President,
                        The Alliance for
                        Learning. Retired Vice
                        President, Member of the
                        Board of Directors,
                        Member of the Executive
                        and Operating Committees,
                        Hoffmann-LaRoche Inc.
                        Member, Board of
                        Overseers, New Jersey
                        Institute of Technology.
                        Trustee and Vice Chairman
                        Emeritus, Fairleigh
                        Dickinson University.

Louis A. Weil, III      Chairman (since January        Central Newspapers
 (59)                   1999), President and           Inc.
                        Chief Executive Officer        200 E. Van Buren
                        (since January 1996) and       Street
                        Director (since September      Phoenix, AZ 85004
                        1991) of Central
                        Newspapers, Inc.;
                        Chairman of the  Board
                        (since January 1996),
                        Publisher and Chief
                        Executive Officer (August
                        1991-December 1995) of
                        Phoenix Newspapers, Inc.;

Clay T. Whitehead       President of National          P.O. Box 8090
 (61)                   Exchange Inc. (new             McLean, VA 22106
                        business development firm)
                        and Director or Trustee of
                        several funds within the
                        Prudential Mutual Funds
                        complex.


-----------

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

     If elected, the directors will hold office generally without limit except that (a) any director may resign; and (b) any director may be removed by the holders of not less than two-thirds of the Fund's outstanding capital stock. In the case of a vacancy on the Board, the remaining directors will fill such vacancy by appointing another director, so long as immediately after such appointment, at least two-thirds of the directors have been elected by shareholders.

     The Board, which is currently composed of one "interested" director (because he is an officer of the adviser) and three "non-interested" or "independent" directors, met five times during the twelve months ended December 31, 1999. Each incumbent director attended each of these meetings. It is expected that the directors will meet at least four times a year at regularly scheduled meetings.

     The Fund has an Audit Committee, which is composed entirely of independent directors, and normally meets twice a year, or as required, in conjunction with meetings of the Board of Directors. Currently, Messrs. Fenster, McDonald and Weber are members of the Audit Committee. Among other things, the Fund's Audit Committee has the following responsibilities:

     o Recommending to the Board of Directors of the Fund the selection, retention or termination, as appropriate, of the independent public accountants for the Fund.

     o Reviewing the independent public accountants' compensation, the proposed terms of their engagement, and their independence.

     o Reviewing annual financial statements and unaudited semiannual financial statements, including any adjustments to those statements recommended by the independent public accountants, and any significant issues that arose in connection with the preparation of those financial statements.

     o Reviewing changes in accounting policies or practices that had or are expected to have a significant impact on the preparation of financial statements.

     o Generally acting as a liaison between the independent public accountants and the Board of Directors.

     During the twelve months ended December 31, 1999, the Audit Committee held two meetings.

     The Fund's Nominating Committee is currently composed of Messrs. Fenster, McDonald, and Weber. The committee members confer periodically and hold meetings as required. The responsibilities of the Nominating Committee include, but are not limited to, recommending to the Board the individuals to be nominated to become independent directors.

     During the twelve months ended December 31, 1999, the Nominating Committee held no meetings. The Fund does not have a compensation committee.

     The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Fund.

     The following table sets forth information describing the compensation of each current director of the Fund, and each director nominee, for his/her services for the calendar year ended December 31, 1999.

                               COMPENSATION TABLE


--------------------------------------------------------------------------------------------------------
                                                      PENSION OR         ESTIMATED         TOTAL
                                                      RETIREMENT          ANNUAL        COMPENSATION
                                   AGGREGATE       BENEFITS ACCRUED      BENEFITS       FROM FUND AND
        NAME OF PERSON,          COMPENSATION         AS PART OF           UPON         FUND COMPLEX*
           POSITION                FROM FUND         FUND EXPENSES      RETIREMENT   PAID TO DIRECTORS**
--------------------------------------------------------------------------------------------------------
Eugene C. Dorsey, Director         $  - 0 -             $ - 0 -          $ - 0 -          $103,574
--------------------------------------------------------------------------------------------------------
Saul K. Fenster, Director          $35,000              $ - 0 -          $ - 0 -          $ 35,000
--------------------------------------------------------------------------------------------------------
Delayne D. Gold, Director          $  - 0 -             $ - 0 -          $ - 0 -          $144,500
--------------------------------------------------------------------------------------------------------
Robert F. Gunia, Director          $  - 0 -             $ - 0 -          $ - 0 -          $  - 0 -
--------------------------------------------------------------------------------------------------------
Maurice F. Holmes, Director        $  - 0 -             $ - 0 -          $ - 0 -          $  - 0 -
--------------------------------------------------------------------------------------------------------
Robert E. LaBlanc, Director        $  - 0 -             $ - 0 -          $ - 0 -          $ 61,250
--------------------------------------------------------------------------------------------------------
Douglas H. McCorkindale,           $  - 0 -             $ - 0 -          $ - 0 -          $ 97,916
 Director
--------------------------------------------------------------------------------------------------------
W. Scott McDonald Jr., Director    $35,000              $ - 0 -          $ - 0 -          $ 35,000
--------------------------------------------------------------------------------------------------------
Thomas T. Mooney, Director         $  - 0 -             $ - 0 -          $ - 0 -          $135,102
--------------------------------------------------------------------------------------------------------
Stephen P. Munn, Director          $  - 0 -             $ - 0 -          $ - 0 -          $ 62,250
--------------------------------------------------------------------------------------------------------
David R. Odenath, Jr., Director    $  - 0 -             $ - 0 -          $ - 0 -          $  - 0 -
--------------------------------------------------------------------------------------------------------
Richard A. Redeker, Director       $  - 0 -             $ - 0 -          $ - 0 -          $ 95,000
--------------------------------------------------------------------------------------------------------
Robin B. Smith, Director           $  - 0 -             $ - 0 -          $ - 0 -          $156,478
--------------------------------------------------------------------------------------------------------
John R. Strangfeld, Director
 and President                     $  - 0 -             $ - 0 -          $ - 0 -          $  - 0 -
--------------------------------------------------------------------------------------------------------
Stephen Stoneburn, Director        $  - 0 -             $ - 0 -          $ - 0 -          $ 61,250
--------------------------------------------------------------------------------------------------------
Nancy H. Teeters, Director         $  - 0 -             $ - 0 -          $ - 0 -          $ 97,000
--------------------------------------------------------------------------------------------------------
Joseph Weber, Director             $35,000              $ - 0 -          $ - 0 -          $ 35,000
--------------------------------------------------------------------------------------------------------
Louis A. Weil, III, Director       $  - 0 -             $ - 0 -          $ - 0 -          $ 96,000
--------------------------------------------------------------------------------------------------------
Clay T. Whitehead, Director        $  - 0 -             $ - 0 -          $ - 0 -          $ 77,000
--------------------------------------------------------------------------------------------------------


     * Information is for the calendar year ended December 31, 1999 for 50 funds in the Prudential mutual funds complex. With respect to the nominees other than Messrs. Fenster, McDonald and Weber, each such nominee was paid by other funds within the Prudential complex, and not by the Fund. Interested Directors of the Fund (currently, Mr. Strangfeld) are compensated by Prudential.

    ** Certain of the director/trustee fees depicted in the table include amounts representing deferred compensation.

     In the election of Directors, those 19 nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANT OF THE FUND.

     By a vote of the independent directors, the firm of PricewaterhouseCoopers LLP has been selected as independent accountant for the Fund to sign or certify any financial statements of the Fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Under certain circumstances the Investment Company Act of 1940 (1940 Act) requires that shareholders ratify the directors' selection of the accountant. In addition, as required by the 1940 Act, the vote of the Directors is subject to the right of the Fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. PricewaterhouseCoopers LLP has advised the Fund that, to the best of its knowledge and belief, as of the record date, no PricewaterhouseCoopers LLP professional had any direct or indirect ownership interest in the Fund inconsistent with independence standards pertaining to accountants.

     For the Fund's fiscal years ended 1998 and 1999, the firm of PricewaterhouseCoopers LLP acted as the Fund's independent accountant. The independent accountant's audit reports for the Fund for the fiscal years ended 1998 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and the independent accountant on accounting principles or practices, financial statement disclosures, or audit scope or procedures, which if not resolved to the satisfaction of the independent accountants would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years.

     The independent accountants examine annual financial statements for the Fund and provide other audit and tax-related services. In recommending the selection of the Fund's accountants the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountant's independence. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

3.   TO APPROVE A NEW MANAGEMENT CONTRACT FOR THE FUND.

     The Board, including all of the independent directors, has approved, and recommends that shareholders of certain series of the Fund approve, a proposal to adopt a new management contract (the New Contract) (attached as Exhibit A). If approved at the Meeting, the New Contract will supersede the existing management contract between the Fund and Prudential.

     The Fund has filed a post-effective amendment with the SEC to create 20 new Portfolios. Prudential, as the initial sole shareholder of these new Portfolios, is expected to approve the New Contract on behalf of those new Portfolios. Here, the Board is asking the shareholders of the following, existing Portfolios of the Fund to approve the New Contract: Conservative Balanced Portfolio, Diversified Bond Portfolio, Diversified Conservative Growth Portfolio, Equity Portfolio, Equity Income Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Natural Resources Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio, 20/20 Focus Portfolio, Zero Coupon Bond 2000 Portfolio, and Zero Coupon Bond 2005 Portfolio (collectively, the Existing Portfolios).

     The New Contract is substantially similar to the existing advisory agreement. MOST NOTABLY, THE ADVISORY FEES PAID BY EACH EXISTING PORTFOLIO WILL NOT CHANGE. The primary difference is that the current agreement is with Prudential and the New Contract is with Prudential Investments Fund Management LLC, a wholly owned subsidiary of Prudential. Below we provide additional information about the current contract and the New Contract.

EXISTING CONTRACT

     The Existing Portfolios are currently managed under a contract, dated July 14, 1988, between Prudential and the Fund (the Existing Contract). Prudential is a mutual life insurance company incorporated in 1873 under New Jersey law. Prudential is currently considering reorganizing itself into a publicly-traded stock company through a process known as "demutualization." Prudential is working toward completing the demutualization process in 2001, although there is no certainty that the demutualization will be completed by that time or that the necessary approvals will be obtained. Also, it is possible that after careful review, Prudential could decide not to demutualize or could delay its plans.

     The name, address, and principal occupation of Prudential's principal executive officer and each Prudential director is as follows:

                              PRUDENTIAL DIRECTORS

FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2005). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1987. Chief Financial Officer, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Erie Plastics Corporation. Age 65. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 64. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Compensation Committee. President and Chief Operating Officer, The Swarthmore Group, Inc. since 1999. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age
47. Address: 1646 West Chester Pike, Suite 3, West Chester, PA 19382.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Operating Officer, Bell Atlantic Corporation, since 1998. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 57. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2001). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Merck & Co., Inc., Minimed Incorporated, Science Applications International Corporation, and Beverley Enterprises. Age 68. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ROGER A. ENRICO--Director since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Mr. Enrico originally joined PepsiCo, Inc. in 1971. Mr. Enrico is also a director of A.H. Belo Corporation, Target Corporation, and Electronic Data Systems. Age 55.
Address: 700 Anderson Hill Road, Purchase, NY 10577.

ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, MediaOne Group, Inc., The Dow Chemical Company and DTE Energy Company. Age 65. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires April, 2004). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, Chase Manhattan Bank, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Warner-Lambert Company, CBS Corporation, Electronic Data Systems, and Ezgov.com, Inc. Age 58. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Business Ethics. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of James E. Hanson Management Company, Neumann Distributors, Inc., United Water Resources, and Consolidated Delivery and Logistics. Age 63. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER--Director since 1997 (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1992. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation, Owens Corning, and Kohler, Co. Age 65. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company, and Pfizer, Inc. Age 58. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated and Alliant Techsystems. Age 68. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya Gestinova, Baker Fentress & Company, The Jeffrey Company, Select Sector SPDR Trusts, and Vanguard Group, Inc. Age 67. Address: Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer and President of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from 1990 to 1994, with Chase since 1972. Age 57. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Audit Committee. Principal, Investment Strategies International since 1994. Age 65. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividends; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 69. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Age 68 Address: 47 East South Temple, #501, Salt Lake City, UT 84150.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2004). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, Canadian Occidental Petroleum Ltd., The Toronto-Dominion Bank, Ontario Power Generation, Inc., Canada Pension Plan Investment Board, and TrizecHahn Corporation. Age 66. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2004). Member, Committees on Nominations & Corporate Governance; Member, Investment Committee. Founding Member, Alerion Capital Group, LLC since 1998. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Moss Software, Inc. Age 59. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995. Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 70. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 66.
Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires April, 2004). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman and Chief Executive Officer, Wolfensohn & Co., Inc. 1995 to 1996. Chairman, James D. Wolfensohn, Inc. 1988 to

1995. Mr. Volcker is also a director of Nestle, S.A,. and as well as a Member of the Board of Overseers of TIAA-CREF. Age 72. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

JOSEPH H. WILLIAMS--Director since 1994 (current term expires April, 2002). Member, Committee on Finance & Dividends; Member, Investment Committee. Director, The Williams Companies since 1979. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of The Orvis Company, MTC Investors LLC, and AEA Investors, Inc. Age 66. Address: One Williams Center, Tulsa, OK 74172.

                                   *    *    *

John Strangfeld is a director of the Fund, and William Healey, Lee Augsburger, Christopher Sprague, Grace Torres, and Steve Ungerman are officers of the Fund. Messrs. Strangfeld, Gunia and Healey are officers of Prudential, and Mr. Augsburger, Mr. Sprague, Ms. Torres, and Mr. Ungerman are employees of Prudential.

A copy of the Existing Contract is attached hereto as Exhibit B. The Existing Contract was most recently renewed by the Fund's Board on May 23, 2000. The Existing Contract was last submitted to a vote of the Fund's shareholders on April 30, 1999 with respect to the Diversified Conservative Growth Portfolio and the 20/20 Focus Portfolio, and the reason for that submission was to make the Existing Contract applicable to those Portfolios.

During calendar year 1999, the Fund paid Prudential $144,825,584 in investment advisory fees. During calendar year 1999, the Fund paid $104,200 in transfer agency fees to Prudential Mutual Fund Services LLC, a wholly-owned subsidiary of PIFM. Finally, during calendar year 1999, the Fund paid $358 to Prudential Investment Management Services LLC (a wholly-owned subsidiary of Prudential) and $215 to PIFM with respect to distribution and administration fees, respectively, for the Fund's Class II shares.

Under the Existing Contract, Prudential manages the Fund's investments and determines the composition of the assets of each of the Fund's portfolios, including the purchase, retention, or sale of the securities and cash contained in the portfolios. Prudential (or a subadviser, under Prudential's supervision) is responsible for the selection of brokers and dealers to effect all transactions, and is authorized to pay higher commissions in order to receive research services. Under the Existing Contract, Prudential performs administrative services for the Fund and furnishes the Fund with statistical information concerning its investments. In general, the Fund bears its own expenses pursuant to the Existing Contract, although Prudential generally pays the salaries of its employees who provide services to the Fund. For its services, Prudential is paid as follows:

                                                    TOTAL ADVISORY FEES AS %
EXISTING PORTFOLIOS                                  OF AVERAGE NET ASSETS
-------------------                                 ------------------------
Conservative Balanced                                         0.55
Diversified Bond                                              0.40
Diversified Conservative Growth                               0.75
Equity                                                        0.45
Equity Income                                                 0.40
Flexible Managed                                              0.60
Global                                                        0.75
Government Income                                             0.40
High Yield Bond                                               0.55
Money Market                                                  0.40

Natural Resources                                             0.45
Prudential Jennison                                           0.60
Small Capitalization Stock                                    0.40
Stock Index                                                   0.35
20/20 Focus                                                   0.75
Zero Coupon Bond 2000                                         0.40
Zero Coupon Bond 2005                                         0.40

NEW CONTRACT

     Under the New Contract, each Portfolio of the Fund would receive investment advisory services from Prudential Investments Fund Management LLC (PIFM). PIFM's address is 100 Mulberry Street, Newark, N.J. 07102-4077. PIFM serves as manager to almost all of the other investment companies that comprise the Prudential mutual fund complex. As of April 30, 2000, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $76.2 billion. The following table sets out comparable retail mutual funds for which PIFM serves as investment adviser, and indicates the size of each such retail fund as well as the rate of PIFM's compensation.


                          COMPARABLE PIFM-       ASSETS OF COMPARABLE        ADVISORY FEE FOR
SERIES FUND PORTFOLIO    ADVISED RETAIL FUND      FUND AS OF 3/31/00         COMPARABLE FUND
--------------------------------------------------------------------------------------------------
Conservative Balanced   Prudential Balanced        $1,057,315,083          0.65% to $1 billion
                        Fund                                               0.60% thereafter

Diversified Bond        Prudential Total           $ 279,294,065           0.50%
                        Return Bond Fund

Diversified             Prudential                 $  81,079,046           0.75%
Conservative Growth     Diversified-Conservative
                        Growth Fund

Equity                  Prudential Equity          $4,220,247,278          0.50% to $500 million
                        Fund                                               0.475% next $500 million
                                                                           0.45% over $1 billion

Equity Income           Prudential Equity          $1,500,426,225          0.60% to $500 million
                        Income Fund                                        0.50% next $500 million
                                                                           0.475% next $500 million
                                                                           0.45% over $1.5 billion

Flexible Managed        Prudential Active          $ 163,607,304           0.65%
                        Balanced Fund

Global                  Prudential World Fund,     $ 971,203,042           0.75%
                        Inc. - Prudential
                        Global Growth Fund

Government Income       Prudential Government      $1,092,686,141          0.50% to $3 billion
                        Income Fund                                        0.35% over $3 billion



                          COMPARABLE PIFM-       ASSETS OF COMPARABLE        ADVISORY FEE FOR
SERIES FUND PORTFOLIO    ADVISED RETAIL FUND      FUND AS OF 3/31/00         COMPARABLE FUND
--------------------------------------------------------------------------------------------------
High Yield              Prudential High Yield      $ 3,328,161,436         0.50% to $250 million
                        Fund                                               0.475% next $500 million
                                                                           0.45% next $750 million
                                                                           0.425% next $500 million
                                                                           0.40% next $500 million
                                                                           0.375% next $500 million
                                                                           0.35% thereafter

Money Market            Command Money Fund         $14,010,880,588         0.50% to $500 million
                                                                           0.425% next $500 million
                                                                           0.375% next $500 million
                                                                           0.35% over $1.5 billion

Natural Resources       Prudential Natural         $    79,359,186         0.75%
                        Resources Fund

Prudential Jennison     Prudential Jennison        $ 7,525,307,562         0.60% to $300 million
                        Growth Fund                                        0.575% next $4.7 million
                                                                           0.550% over $5 billion

Small Capitalization    Prudential Small Cap       $    32,156,400         0.30%
Stock                   Index Fund

Stock Index             Prudential Stock           $ 2,379,973,475         0.30%
                        Index Fund

20/20 Focus             Prudential 20/20           $ 1,264,969,285         0.75% to $1 billion
                        Focus Fund                                         0.70% thereafter

Zero Coupon Bond        Government Income          $ 1,092,686,141         0.50% to $3 billion
2000                    Fund                                               0.35% over $3 billion

Zero Coupon Bond        Government Income          $ 1,092,686,141         0.50% to $3 billion
2005                    Fund                                               0.35% over $3 billion


The New Contract under which PIFM would provide management services to the Fund is attached as Exhibit A hereto. In brief, the New Contract provides that:

     o PIFM will administer the Fund's business affairs and supervise the Fund's investments. PIFM may engage a sub-adviser for each series, which will have primary responsibility for determining what investments the Portfolios will purchase, retain, and sell; and

     o PIFM (or the sub-adviser, acting under PIFM's supervision) will select brokers to effect trades for the Fund, and may pay a higher commission to a broker that provides bona fide research services; and

     o PIFM will pay the salaries and expenses of any employee or officer of the Fund (other than the fees and expenses of the Fund's independent directors). Otherwise, the Fund pays its own expenses; and

     o For each Portfolio of the Fund, PIFM will charge the same advisory fee as is currently charged to each such Portfolio by Prudential under the Existing Contract.

MATTERS CONSIDERED BY THE BOARD

     The proposal to present the New Contract to shareholders was approved by the Board of Directors of the Fund, including all of the independent directors, on July 6, 2000. The Board received materials relating to the New Contract in advance of the meeting at which the New

Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Board considered that the change in advisers from Prudential to PIFM would not have an effect on the actual personnel who manage the Fund, that fees will not change, and that the terms of the New Contract were substantially similar to the Existing Contract. The Board also considered that it was beneficial to conform the advisory structure of the Existing Portfolios to the advisory structure proposed for the new Fund Portfolios and already in place for most Prudential mutual funds.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

4. TO APPROVE NEW SUBADVISORY AGREEMENTS FOR THE FUND.

The Board, including the independent directors, has approved, and recommends that shareholders of certain Portfolios of the Fund approve, a proposal to adopt two subadvisory agreements (the Subadvisory Agreements) for certain existing Portfolios of the Fund. Implementation of these Subadvisory Agreements with PIFM is contingent on shareholder approval of item 3 above (i.e., approval of PIFM as investment adviser to the Fund). If approved at the Meeting, the Subadvisory Agreements will supersede (a) the existing subadvisory agreement between Prudential and Prudential Investment Corporation (PIC) and (b) the existing subadvisory agreements between Prudential and Jennison Associates LLC (Jennison). If PIFM is approved as investment adviser, Prudential will transfer to PIFM the subadvisory contracts with The Dreyfus Corporation, Franklin Advisers, Inc. and Pacific Investment Management Company pertaining to the Diversified Conservative Growth Portfolio.

     As mentioned, the Fund has filed a post-effective amendment with the SEC to create 20 new series. Prudential, as the initial, sole shareholder of these new portfolios, is expected to approve the Subadvisory Agreements on behalf of the affected new Portfolios.

     The Board is asking for shareholder approval of the Subadvisory Agreements, as follows:

     o SUBADVISORY AGREEMENT BETWEEN PIFM AND PIC. The Board is asking shareholders of the following, existing Portfolios of the Fund to approve this Subadvisory Agreement: Conservative Balanced Portfolio, Diversified Bond Portfolio, Diversified Conservative Growth Portfolio, Flexible Managed Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Zero Coupon Bond 2000 Portfolio, and Zero Coupon Bond 2005 Portfolio.

     o SUBADVISORY AGREEMENT BETWEEN PIFM AND JENNISON. The Board is asking shareholders of the following, existing Portfolios of the Fund to approve this Subadvisory Agreement: Diversified Conservative Growth Portfolio, Equity Portfolio, Equity Income Portfolio, Flexible Managed Portfolio, Global Portfolio, Natural Resources Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio, and 20/20 Focus Portfolio.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 4 (A).

PROPOSED SUBADVISORY AGREEMENT BETWEEN PIFM AND PIC

Under an agreement dated December 31, 1984 with Prudential (the 1984 Agreement), PIC manages some or all of the assets of the Conservative Balanced Portfolio, Diversified Bond

Portfolio, Diversified Conservative Growth Portfolio, Flexible Managed Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Zero Coupon Bond 2000 Portfolio, and Zero Coupon Bond 2005 Portfolio. The 1984 Agreement provides that as compensation for PIC's services, Prudential will reimburse PIC for its costs and expenses, but it was recently amended to provide that Prudential will pay PIC (i) for Portfolios other than Small Capitalization Stock, 50% of the fee that Prudential receives, provided that such percentage is reduced at each asset breakpoint by 5% for the Money Market Portfolio and by 2.5% for the other Portfolios; and (ii) for the Small Capitalization Stock Portfolio, 65% of the fee that Prudential receives, provided that such percentage is reduced at each asset breakpoint by 2.5%. This Subadvisory Agreement was last submitted to shareholders on September 29, 1989 with respect to the Global Equity, Government Securities and Zero Coupon Bond 2005 portfolios, and was last renewed by the Fund's Board of Directors on May 23, 2000. During calendar year 1999, Prudential paid PIC $146,283,355 under the 1984 Agreement for PIC's advisory services to the above-referenced Portfolios of the Fund. The following individuals are both officers of the Fund as well as officers of PIC: William V. Healey and John R. Strangfeld, Jr.

The proposed subadvisory agreement between PIFM and PIC (the Proposed PIC Agreement) is attached hereto as Exhibit C. Under the Proposed PIC Agreement, PIFM will pay to PIC the same fees (as specified in the preceding paragraph) as Prudential currently pays to PIC.

PIC provides investment advice to a number of SEC-registered investment companies as well as other pooled investment vehicles. PIC is a wholly-owned subsidiary of Prudential that is located at 751 Broad Street, Newark, NJ 07102. The table below sets out comparable retail mutual funds for which PIC serves as investment subadviser, and indicates the size of each such retail fund. PIC'S COMPENSATION IS DETERMINED FOR THESE FUNDS ACCORDING TO THE SAME FORMULA DESCRIBED ABOVE (I.E., GENERALLY 50% OF THE ADVISORY FEE SET OUT IN THE RIGHT COLUMN BELOW).


                         COMPARABLE PIC-ADVISED    ASSETS OF COMPARABLE      ADVISORY FEE FOR
SERIES FUND PORTFOLIO        RETAIL FUND            FUND AS OF 3/31/00        COMPARABLE FUND
--------------------------------------------------------------------------------------------------
Conservative Balanced   Prudential Balanced        $ 1,057,315,083         0.65% to $1 billion
                        Fund                                               0.60% thereafter

Diversified Bond        Prudential                 $  279,294,065          0.50%
                        Total Return
                        Bond Fund

Diversified             Prudential                 $   81,079,046          0.75%
Conservative Growth     Diversified-
                        Conservative Growth
                        Fund

Flexible Managed        Prudential Active          $  163,607,304          0.65%
                        Balanced Fund

Government Income       Prudential                 $ 1,092,686,141         0.50% to $3 billion
                        Government Income                                  0.35% over $3 billion
                        Fund

High Yield              Prudential High            $ 3,328,161,436         0.50% to $250 million
                        Yield Fund                                         0.475% next $500 million
                                                                           0.45% next $750 million
                                                                           0.425% next $500 million
                                                                           0.40% next $500 million
                                                                           0.375% next $500 million
                                                                           0.35% thereafter



                         COMPARABLE PIC-ADVISED    ASSETS OF COMPARABLE      ADVISORY FEE FOR
SERIES FUND PORTFOLIO        RETAIL FUND            FUND AS OF 3/31/00        COMPARABLE FUND
--------------------------------------------------------------------------------------------------
Money Market            Command Money Fund         $14,010,880,588         0.50% to $500 million
                                                                           0.425% next $500 million
                                                                           0.375% next $500 million
                                                                           0.35% over $1.5 billion

Zero Coupon Bond 2000   Government Income          $ 1,092,686,141         0.50% to $3 billion
                        Fund                                               0.35% over $3 billion

Zero Coupon Bond 2005   Government Income          $ 1,092,686,141         0.50% to $3 billion
                        Fund                                               0.35% over $3 billion


The Proposed PIC Agreement, in brief, provides that:

     o PIFM GENERALLY WILL PAY PIC ONE-HALF OF THE INVESTMENT MANAGEMENT FEE THAT PIFM RECEIVES FROM THE FUND WITH RESPECT TO THE PORTION OF EACH PORTFOLIO MANAGED BY PIC. THIS IS THE SAME ARRANGEMENT THAT PRUDENTIAL CURRENTLY HAS WITH PIC.

     o PIC will manage the pertinent Portfolios' investments and otherwise determine what investments each such Portfolio will purchase, retain, and sell.

     o PIC will select brokers to effect trades for the pertinent Portfolio and may pay a higher commission to a broker that provides bona fide research services.

     o PIC will maintain certain books and records on behalf of the pertinent Portfolio.

MATTERS CONSIDERED BY THE BOARD

     The proposal to present the Proposed PIC Agreement to shareholders was approved by the Board of Directors of the Fund, and all of the independent directors, on July 6, 2000. The Board received materials relating to the Proposed PIC Agreement in advance of the meeting at which the Proposed PIC Agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Board considered that the Proposed PIC Agreement would not have an effect on the actual personnel who manage the Fund, that fees will not change, and that the terms of the Proposed PIC Agreement were substantially similar to the existing 1984 Agreement. The Board also considered that it was beneficial to conform the advisory structure of the Existing Portfolios to the advisory structure proposed for the new Fund Portfolios and already in place for most Prudential mutual funds.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 4(B)

PROPOSED SUBADVISORY AGREEMENT BETWEEN PIFM AND JENNISON

Under an agreement dated April 27, 1995 (the 1995 Agreement) among the Fund, Prudential, and Jennison, Jennison currently manages all of the assets of the Growth Stock Portfolio (now Prudential Jennison Portfolio). The 1995 Agreement provides that as compensation for Jennison's services, Prudential will pay Jennison a fee equal, on an annualized basis, to the following:

0.75% on the first $10,000,000 of the Portfolio's average daily net assets

0.50% on the next $30,000,000 of the Portfolio's average daily net assets

0.35% on the next $25,000,000 of the Portfolio's average daily net assets

0.25% on the next $335,000,000 of the Portfolio's average daily net assets

0.22% on the next $600,000,000 of the Portfolio's average daily net assets

0.20% on the balance of the Portfolio's average daily net assets

Under an agreement dated May 1, 1999 (the 1999 Agreement) among the Fund, Prudential, and Jennison, Jennison currently manages some or all of the assets of the Diversified Conservative Growth Portfolio and the 20/20 Focus Portfolio. The 1999 Agreement provides that as compensation for Jennison's services, Prudential will pay Jennison a fee equal, on an annualized basis, to the following:

     o for the 20/20 Focus Portfolio, 0.30 of 1% of the first $300 million of average daily net assets and 0.25 of 1% on the balance of the 20/20 Focus Portfolio's average daily net assets; and

     o for the Diversified Conservative Growth Portfolio, 0.30 of 1% of the first $300 million of average daily net assets and 0.25 of 1% on the balance of the Diversified Conservative Growth Portfolio's average daily net assets managed by Jennison.

The 1999 Agreement was last submitted to shareholders on April 30, 1999, and was last renewed by the Fund's Board of Directors on May 23, 2000. During calendar year 1999, Prudential paid Jennison $56,519 under the 1999 Agreement for Jennison's advisory services to the 20/20 Focus Portfolio and Diversified Conservative Growth Portfolio of the Fund. There are no individuals who are both officers of the Fund as well as officers of Jennison.

The proposed subadvisory agreement between PIFM and Jennison (the Proposed Jennison Agreement) is attached hereto as Exhibit D. The Proposed Jennison Agreement consists of the two contracts appearing in Exhibit D. Under the Proposed Jennison Agreement, Jennison would provide subadvisory services to the following existing portfolios of the Fund: Conservative Balanced Portfolio, Diversified Conservative Growth Portfolio, Equity Portfolio, Equity Income Portfolio, Flexible Managed Portfolio, Global Portfolio, Natural Resources Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio, and 20/20 Focus Portfolio.

It should be noted that for certain of these portfolios (i.e., Conservative Balanced Portfolio, Equity Portfolio, Equity Income Portfolio, Flexible Managed Portfolio, Global Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, and Stock Index Portfolio) Jennison's service as subadviser will be new, whereas for the other Portfolios (i.e., Diversified Conservative Growth, Prudential Jennison, and 20/20 Focus), Jennison has been providing subadvisory services for several years. With respect to the former portfolios, Jennison is undertaking subadvisory duties that historically have been performed by PIC, and will begin that service under the proposed Jennison Agreement with respect to a given Portfolio on the date that the portfolio manager and administrative systems transfer from PIC to Jennison. This is part of a broader organizational transition, under which Prudential is transferring the equity management of its mutual funds from PIC to Jennison.

This organizational transition is occurring incrementally during the remainder of 2000. Thus, the shift of subadvisory responsibility for certain Fund Portfolios (e.g., Small Capitalization Stock) and certain Prudential retail funds may occur after the date of this Proxy Statement (but before December 31, 2000).

Jennison, a subsidiary of PIC, has provided investment advice to a number of SEC-registered investment companies and other pooled investment vehicles since 1990. Jennison is located at 466 Lexington Avenue, New York, NY 10017. The table below sets out comparable retail mutual funds for which Jennison serves (or will serve) as investment subadviser, and indicates the size of each such retail fund. For the Prudential Balanced Fund, Prudential Equity Fund, Prudential Income Fund, Prudential Active Balanced Fund, Prudential World Fund. Inc. -- Prudential Global Growth Fund, Prudential Natural Resources Fund, Prudential Small Cap Index Fund, and Prudential Stock Index Fund, Jennison's Subadvisory Fee generally will equal one-half of the rate depicted in the right-hand column below. For the Prudential 20/20 Focus Fund, the right-hand column depicts Jennison's actual subadvisory fee.


                         COMPARABLE JENNISON-      ASSETS OF COMPARABLE      ADVISORY FEE FOR
SERIES FUND PORTFOLIO    ADVISED RETAIL FUND        FUND AS OF 3/31/00        COMPARABLE FUND
--------------------------------------------------------------------------------------------------
Conservative Balanced   Prudential Balanced        $  1,057,315,083        0.65% to $1 billion
                        Fund                                               0.60% thereafter

Diversified             Prudential                 $     81,079,046        0.75%
Conservative Growth     Diversified-Conservative
                        Growth Fund

Equity                  Prudential Equity          $  4,220,247,278        0.50% to $500 million
                        Fund                                               0.475% next $500 million
                                                                           0.45% over $1 billion

Equity Income           Prudential Equity          $  1,500,426,225        0.60% to $500 million
                        Income Fund                                        0.50% next $500 million
                                                                           0.475% next $500 million
                                                                           0.45% over $1.5 billion

Flexible Managed        Prudential Active          $    163,607,304        0.65%
                        Balanced Fund

Global                  Prudential World Fund,     $    971,203,042        0.75%
                        Inc., - Prudential Global
                        Growth Fund

Natural Resources       Prudential Natural         $     79,359,186        0.75%
                        Resources Fund

Prudential Jennison     Prudential Jennison        $  7,525,307,562        0.60% to $300 million
                        Growth Fund                                        0.575% next $4.7 billion
                                                                           0.550% over $5 billion

Small Capitalization    Prudential Small Cap       $     32,156,400        0.30%
Stock                   Index Fund



                         COMPARABLE JENNISON-      ASSETS OF COMPARABLE      ADVISORY FEE FOR
SERIES FUND PORTFOLIO    ADVISED RETAIL FUND        FUND AS OF 3/31/00        COMPARABLE FUND
--------------------------------------------------------------------------------------------------
Stock Index             Prudential Stock           $  2,379,973,475        0.30%
                        Index Fund

20/20 Focus             Prudential 20/20           $  1,264,969,285        0.30% to $300 million
                        Focus Fund                                         0.25% thereafter


The Proposed Jennison Agreement, in brief, provides that:

     o FOR THE DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO, THE PRUDENTIAL JENNISON PORTFOLIO, AND 20/20 FOCUS PORTFOLIO, PIFM WILL PAY JENNISON THE SAME SUBADVISORY FEE THAT PRUDENTIAL CURRENTLY PAYS TO JENNISON.

     O WHERE JENNISON IS THE PRIMARY SUBADVISER TO A PORTFOLIO (I.E., EQUITY PORTFOLIO, EQUITY INCOME PORTFOLIO, GLOBAL PORTFOLIO, NATURAL RESOURCES PORTFOLIO, SMALL CAPITALIZATION STOCK PORTFOLIO, AND STOCK INDEX PORTFOLIO), PIFM WILL PAY JENNISON (I) GENERALLY 50% OF THE FEE THAT PIFM RECEIVES (FOR THE PORTFOLIOS OTHER THAN SMALL CAPITALIZATION STOCK) AND (II) GENERALLY 65% OF THE FEE THAT PIFM RECEIVES FOR THE SMALL CAPITALIZATION STOCK PORTFOLIO. THIS IS THE SAME FEE ARRANGEMENT FOR THESE PORTFOLIOS AS CURRENTLY EXISTS BETWEEN PRUDENTIAL AND PIC.

     O WHERE ONLY PIC AND JENNISON ARE SUBADVISERS TO A FUND PORTFOLIO (I.E., CONSERVATIVE BALANCED PORTFOLIO, FLEXIBLE MANAGED PORTFOLIO), PIFM GENERALLY WILL PAY JENNISON ONE-HALF OF THE ADVISORY FEE THAT PIFM RECEIVES FROM THE FUND WITH RESPECT TO THE PORTION OF THE PERTINENT PORTFOLIO'S ASSETS MANAGED BY JENNISON. THIS IS THE SAME TYPE OF FEE ARRANGEMENT FOR THESE PORTFOLIOS AS CURRENTLY EXISTS BETWEEN PRUDENTIAL AND PIC.

     o Jennison will provide day-to-day management of the pertinent Portfolio investments and otherwise determine what investments each such Portfolio will purchase, retain, and sell.

     o Jennison will select brokers to effect trades for those Portfolios, and may pay a higher commission to a broker that provides bona fide research services.

     o Jennison will maintain certain books and records on behalf of the pertinent Portfolios.

MATTERS CONSIDERED BY THE BOARD

     The proposal to present the Proposed Jennison Agreement to shareholders was approved by the Board of Directors of the Fund, and all of the independent directors, on July 6, 2000. The Board received materials relating to the Proposed Jennison Agreement in advance of the meeting at which the Proposed Jennison Agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Board considered that the fees to be paid to Jennison are substantially the same as the existing fee arrangement. The Board also considered that it was beneficial to conform the advisory structure of the Existing Portfolios to the advisory structure for the new Fund Portfolios and already in place for most Prudential mutual funds.

   THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

5. TO AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE FUND.

     The Board of Directors has approved, and recommends that shareholders of the Fund approve, the amendment of certain fundamental investment policies of the Fund.

The 1940 Act requires a mutual fund to indicate, in its registration statement, its policy with respect to each of the following:

     o    issuing senior securities

     o borrowing money, including the purpose for which the proceeds will be used

     o    underwriting securities of other issuers

     o concentrating investments in a particular industry or group of industries

     o    purchasing or selling real estate or commodities

     o    making loans

In addition to those items, a fund is free to designate, as fundamental, investment policies concerning other investment practices. The Fund's Statement of Additional Information (SAI) currently sets out fundamental policies with regard to the specific practices listed above. As discussed below, the Board recommends that certain of those policies be amended to afford more flexibility, and conform to the counterpart policies of the Prudential retail mutual funds.

A detailed analysis of the changes recommended by the Board follows (the numbers set out below correspond to the numbering of the current fundamental investment policies, which are set out in each item below, in the Fund's SAI):

1. None of the Portfolios will buy or sell real estate and mortgages, although the Portfolios may buy and sell securities that are secured by real estate and securities of real estate investment trusts and of other issuers that engage in real estate operation. Buy or sell commodities or commodities contracts, except that the Diversified Stock, Balanced, and Specialized Portfolios may purchase and sell stock index futures contracts and related options; the Fixed Income Portfolios (other than the Money Market and Zero Coupon Bond Portfolios), the Global Portfolio, and the Balanced Portfolios may purchase and sell interest rate futures contracts and related options; and all Portfolios (other than the Money Market, Government Income, Zero Coupon Bond, and Small Capitalization Stock Portfolios) may purchase and sell foreign currency futures contracts and related options and forward foreign currency exchange contracts.

RECOMMENDATION: The Fund's policies in this regard are substantially similar to those of recently-introduced Prudential retail mutual funds. However, the fact that the current fundamental policy names specific Fund Portfolios makes the fundamental policy impractical with regard to new Portfolios that the Fund may add from time to time. For this reason, the Board recommends that in lieu of the current fundamental policy, shareholders approve the following two fundamental policies, which are substantially identical to fundamental policies governing recently-introduced Prudential retail funds:

"None of the Portfolios will buy or sell real estate or interests in real estate, except that a Portfolio may, consistent with its investment style, purchase and sell securities which are secured by real estate, securities which invest or deal in real estate, and publicly-traded securities of real estate investment trusts"; and

"None of the Portfolios will buy or sell commodities or commodity contracts, except that a Portfolio may, consistent with its investment style, purchase and sell financial futures contracts and options thereon, and forward foreign currency exchange contracts."

3. None of the Portfolios will acquire securities for the purpose of exercising control or management of any company except in connection with a merger, consolidation, acquisition or reorganization.

RECOMMENDATION: The 1940 Act does not require a fund to adopt a fundamental policy concerning controlling investments in other issuers, and current Prudential retail funds have been eliminating this restriction. Accordingly, the Board recommends that the Fund also eliminate this fundamental investment policy.

5. None of the Portfolios will purchase securities on margin or otherwise borrow money or issue senior securities except that the Diversified Bond, Diversified Conservative Growth, High Yield Bond and Government Income Portfolios, as well as the fixed income portions of the Balanced Portfolios, may enter into reverse repurchase agreements, dollar rolls and may purchase securities on a when-issued and delayed delivery basis; except that the Money Market Portfolio and the money market portion of any Portfolio may enter into reverse repurchase agreements and may purchase securities on a when-issued and delayed delivery basis; and except that the Equity, Prudential Jennison, 20/20 Focus, Small Capitalization Stock, Equity Income, Natural Resources and Global Portfolios may purchase securities on a when-issued or a delayed delivery basis. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions and may borrow from a bank for the account of any Portfolio as a temporary measure to facilitate redemptions (but not for leveraging or investment) or to exercise an option, an amount that does not exceed 5% of the value of the Portfolio's total assets (including the amount owed as a result of the borrowing) at the time the borrowing is made. Interest paid on borrowings will not be available for investment. Collateral arrangements with respect to futures contracts and options thereon and forward foreign currency exchange contracts (as permitted by restriction no. 1) are not deemed to be the issuance of a senior security or the purchase of a security on margin. Collateral arrangements with respect to the writing of the following options by the following Portfolios are not deemed to be the issuance of a senior security or the purchase of a security on margin:
Diversified Stock and Specialized Portfolios other than the Stock Index Portfolio (options on equity securities, stock indexes, foreign currencies) and the Small Capitalization Stock Portfolio (options on equity securities, stock indexes); the Diversified Conservative Growth and the Balanced Portfolios (options on debt securities, equity securities, stock indexes, foreign currencies); Diversified Bond and High Yield Bond Portfolios (options on debt securities, foreign currencies); Government Income Portfolio (options on debt securities); 20/20 Focus Portfolio (options on stock indexes). Collateral arrangements entered into by the Fixed Income Portfolios (other than the Money Market and Zero Coupon Bond Portfolios), Diversified Conservative Growth Portfolio and the Balanced Portfolios with respect to interest rate swap agreements are not deemed to be the issuance of a senior security or the purchase of a security on margin.

RECOMMENDATION: The 1940 Act allows a registered open-end investment company to borrow from bank, provided that immediately after such borrowing, there is an asset coverage of at least 300% for all the company's borrowings. Reflecting this standard, current Prudential retail fund registration statements permit a fund to borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. Current retail fund registration statements also recite, as required by the 1940 Act, the Fund's policy regarding the issuance of senior securities. For the same reasons that were articulated in section 1 above, the Board recommends that shareholders delete this restriction, and in its place substitute what appears immediately below.

"None of the Portfolios will purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Portfolio of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin;" and

"None of the Portfolios will issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary, or emergency purposes or for the clearance of transactions. A Portfolio may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options are not deemed to be a pledge of assets subject to this restriction."

8. None of the Portfolios will lend money, except that loans of up to 10% of the value of each Portfolio may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by a Portfolio in accordance with its investment objectives and policies.

RECOMMENDATION: To bring the Fund into parity with the comparable fundamental policy of the Prudential retail funds, the Board proposes that the above-referenced fundamental policy be replaced with the following:

"None of the Portfolios will make loans, except through (a) repurchase agreements and (b) loans of portfolio securities limited to 33 1/3% of a Portfolio's total assets."

9. None of the Portfolios will underwrite the securities of other issuers, except where the Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of Portfolio securities and with loans that a Portfolio may make pursuant to item 8 above.

RECOMMENDATION: This fundamental objective is substantially similar to that of the Prudential retail funds. Nonetheless, to facilitate consistent interpretation of this fundamental objective across the entire Prudential mutual fund complex, the Board recommends that shareholders approve the following as a fundamental policy to replace the Fund's current policy on this issue:

"None of the Portfolios will act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws."

10. None of the Portfolios will make an investment unless, when considering all its other investments, 75% of the value of a Portfolio's assets would consist of cash, cash items, obligations of the United States Government, its agencies or instrumentalities, and other securities. For purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of a Portfolio's assets and to not more than 10% of the issuer's outstanding voting securities held by the Fund as a whole. Some uncertainty exists as to whether certain of the types of bank obligations in which a Portfolio may invest, such as certificates of deposit and bankers' acceptances, should be classified as "cash items" rather than "other securities" for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as "other securities" limits the amount a Portfolio may invest in the obligations of any one bank to 5% of its total assets. If there is an authoritative decision that any of these obligations are not "securities" for purposes of this diversification test, this limitation would not apply to the purchase of such obligations.

RECOMMENDATION: The numerical test set out in the first part of this fundamental policy paraphrases the diversification standard under the 1940 Act for mutual funds. The latter part of this policy discusses an interpretive issue concerning this standard. Under the 1940 Act, the Fund is required to recite in its registration statement its status as a diversified management investment company, and may change this sub-classification only if approved by a majority vote of shareholders. The Board recommends deletion of this fundamental policy because to maintain a fundamental investment policy on this issue is redundant.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

6. AMENDMENT OF THE FUND'S BY-LAWS TO ELIMINATE PROVISIONS REGARDING FUNDAMENTAL INVESTMENT POLICIES.

Article XIV of the Fund's By-Laws currently sets forth a number of fundamental investment policies to which the Fund must adhere. Article XIV may be amended only by majority vote of the Fund's outstanding shares.

Neither the 1940 Act nor Maryland Corporation law requires such provisions to be included in a mutual fund's By-Laws. Accordingly, the Board has recommended that Fund shareholders vote to repeal Article XIV of the Fund's By-Laws. If shareholders approve this proposal, the Fund's fundamental investment restrictions would be set forth only in its SEC registration statement, which would be consistent with industry practice. If approved, this would mean that any future change to the Fund's fundamental policies could be accomplished without having to amend Article XIV of the By-Laws--because that provision will have been repealed.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

7. SERIES FUND EQUITY INCOME PORTFOLIO: PROPOSED CHANGE OF FUNDAMENTAL INVESTMENT OBJECTIVE.

The Equity Income Portfolio's current investment objective is to seek both current income and capital appreciation. To achieve this objective, the Equity Income Portfolio seeks investments whose price will increase as well as pay dividends above those of the S&P 500 Index. The Portfolio normally invests at least 65% of its assets in equity and equity-related securities. Up to 35% of the Portfolio's total assets may be invested in other debt obligations, including non-convertible preferred stock. Up to 30% of the Portfolio's total assets may be invested in foreign securities. The Portfolio is permitted to invest up to 35% of its total assets in money market instruments.

At a special Board meeting held on May 2, 2000, the Fund's Board approved a recommendation of the adviser that the Equity Income Portfolio change its investment emphasis to a "large capitalization value" approach in order to increase the prospects for enhanced performance. To facilitate that change, the Board agreed to recommend to shareholders that the Portfolio's fundamental objective of seeking current income be eliminated. If the Portfolio's shareholders approve this change, the Equity Income Portfolio would be re-named the "Prudential Value Portfolio."

The Board recommends that shareholders of the Equity Income Portfolio amend the Portfolio's fundamental investment objective to provide as follows:

"The Prudential Value Portfolio's investment objective is to seek capital appreciation. It will seek to achieve this objective by focusing on undervalued stocks--those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth."

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                 OTHER BUSINESS

     The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

                             PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by Prudential or a sub-adviser pursuant to authority contained in the Fund's management contract.

     Prudential or a sub-adviser may place agency transactions with Prudential Securities Incorporated (PSI), a wholly-owned subsidiary of Prudential, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

     The brokerage commissions paid to PSI by each Portfolio of the Fund for the fiscal year ended December 31, 1999 are listed in the following table:

                                                                % OF AGGREGATE
                                             BROKERAGE           COMMISSIONS
        PORTFOLIO                         COMMISSIONS PAID       PAID TO PSI
--------------------------------------------------------------------------------
Conservative Balanced                       $   2,600                .93%
Equity                                      $ 319,224              12.75%
Equity Income                               $  69,381               3.96%
Flexible Managed                            $  10,257               1.31%
Natural Resources                           $   3,431                .73%
Prudential Jennison                         $ 188,075              10.20%

                   SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

     The Fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund.

                                                                       EXHIBIT A

                        THE PRUDENTIAL SERIES FUND, INC.

                              MANAGEMENT AGREEMENT

     Agreement made this 11th day of August, 2000, between The Prudential Series Fund, Inc., a Maryland Corporation, (the Fund), and Prudential Investments Fund Management LLC, a New York limited liability company (the Manager).

                               W I T N E S S E T H

     WHEREAS, the Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

     WHEREAS, the Fund desires to retain the Manager to render or contract to obtain as hereinafter provided investment advisory services to the Fund and the Fund also desires to avail itself of the facilities available to the Manager with respect to the administration of its day to day business affairs, and the Manager is willing to render such investment advisory and administrative services;

     NOW, THEREFORE, the parties agree as follows:

     1. The Fund hereby appoints the Manager to act as manager of each series of the Fund and as administrator of its business affairs for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided. The Manager is authorized to enter into a subadvisory agreement with The Prudential Investment Corporation, Jennison Associates LLC, or a sub-adviser not affiliated with Prudential (each, a Subadvisor) pursuant to which such Subadvisor shall furnish to the Fund the investment advisory services in connection with the management of the Fund (each, a Subadvisory Agreement). The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any Subadvisory Agreement.

     2. Subject to the supervision of the Board of Directors of the Fund, the Manager shall administer the Fund's business affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to
Section 1 hereof and any Subadvisory Agreement, the Manager shall manage the investment operations of the Fund and the composition of the Fund's portfolio investments, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's SEC registration statement, and subject to the following understandings:

          (a) The Manager (or a Subadvisor under the Manager's supervision) shall provide supervision of the Fund's investments, and shall determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

          (b) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation and By-Laws of the Fund and the Fund's SEC registration statement and with the instructions and directions of the Board of Directors of the Fund, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations. In connection therewith, the Manager shall, among other things, prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the Securities and Exchange Commission.

          (c) The Manager (or the Subadvisor under the Manager's supervision) shall determine the securities and futures contracts to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) in conformity with the policy with respect to brokerage as set forth in the Fund's SEC Registration Statement or as the Board of Directors may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Manager (or the Subadvisor under the Manager's supervision) will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Manager (or Subadvisor under the Manager's supervision) may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Manager (or Subadvisor) may be a party. It is understood that Prudential Securities Incorporated may be used as principal broker for securities transactions but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Manager (or Subadvisor) have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants, and that such brokers or FCMs may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager (or the Subadvisor under the Manager's supervision) is authorized to pay higher brokerage commissions for the purchase and sale of securities and futures contracts for the Fund to brokers or futures commission merchants who provide such research and analysis, subject to review by the Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such broker or futures commission merchant may be useful to the Manager (or the Subadvisor) in connection with its services to other clients.

          On occasions when the Manager (or a Subadvisor under the Manager's supervision) deems the purchase or sale of a security or a futures contract to be in the best interest of the Fund as well as other clients of the Manager (or the Subadvisor) the Manager (or Subadvisor), to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager (or the Subadvisor) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

          (d) The Manager (or the Subadvisor under the Manager's supervision) shall maintain all books and records with respect to the Fund's portfolio transactions and shall render to the Fund's Board of Directors such periodic and special reports as the Board may reasonably request.

          (e) The Manager (or the Subadvisor under the Manager's supervision) shall be responsible for the financial and accounting records to be maintained by the Fund (including those being maintained by the Fund's Custodian).

          (f) The Manager (or the Subadvisor under the Manager's supervision) shall provide the Fund's Custodian on each business day information relating to all transactions concerning the Fund's assets.

          (g) The investment management services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar services to others.

          (h) The Manager shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.



     3. The Fund has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

          (a) Articles of Incorporation;

          (b) By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

          (c) Certified resolutions of the Board of Directors of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

          (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the Registration Statement), as filed with the Securities and Exchange Commission (the Commission) relating to the Fund and its shares of beneficial interest and all amendments thereto; and

          (e)  Prospectus and Statement of Additional Information of the Fund.

     4. The Manager shall authorize and permit any of its officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any such officers or employees of the Manager.

     5. The Manager shall keep the Fund's books and records required to be maintained by it pursuant to paragraph 2 hereof. The Manager agrees that all records which it maintains for the Fund are the property of the Fund, and it will surrender promptly to the Fund any such records upon the Fund's request, provided however that the Manager may retain a copy of such records. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Manager pursuant to Paragraph 2 hereof.

     6. During the term of this Agreement, the Manager shall pay the following expenses:

          (i) the salaries and expenses of all employees of the Fund and the Manager, except the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser,

          (ii) all expenses incurred by the Manager in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund herein, and

          (iii) the costs and expenses payable to a Subadvisor pursuant to a Subadvisory Agreement.

     The Fund assumes and will pay the expenses described below:

               (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets,

               (b) the fees and expenses of Fund Directors who are not "interested persons" of the Fund within the meaning of the 1940 Act,

               (c) the fees and expenses of the Custodian that relate to (i) the custodial function and the recordkeeping connected therewith, (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the Manager useful to the Manager in connection with the Manager's responsibility for the accounting records of the Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, (iii) the pricing or valuation of the shares of the Fund, including the cost of any pricing or valuation service or services which may be retained pursuant to the authorization of the Board of Directors of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund's securities,

               (d) the fees and expenses of the Fund's Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account,

               (e) the charges and expenses of legal counsel and independent accountants for the Fund,

               (f) brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions,

               (g) all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

               (h) the fees of any trade associations of which the Fund may be a member,

               (i) the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund,

               (j) the cost of fidelity, directors' and officers' and errors and omissions insurance,

               (k) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission, and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and the Fund's prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

               (l) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports and notices to shareholders in the amount necessary for distribution to the shareholders,

               (m) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and

               (n) any expenses assumed by the Fund pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

     7. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Manager as full compensation therefor a fee at the annual rates indicated below with respect to the average daily net assets of each series of the Fund. This fee will be computed daily, and will be paid to the Manager monthly.

                                                          TOTAL ADVISORY FEES AS
   PORTFOLIO                                             % OF AVERAGE NET ASSETS
   ---------                                             -----------------------
   Conservative Balanced ..............................          0.55
   Diversified Bond ...................................          0.40
   Diversified Conservative Growth ....................          0.75
   Equity .............................................          0.45
   Equity Income ......................................          0.40
   Flexible Managed ...................................          0.60
   Global .............................................          0.75
   Government Income ..................................          0.40
   High Yield Bond ....................................          0.55
   Money Market .......................................          0.40
   Natural Resources ..................................          0.45
   Prudential Jennison ................................          0.60
   Small Capitalization Stock .........................          0.40
   SP Aggressive Growth Asset Allocation Portfolio ....          0.84
   SP AIM Aggressive Growth Portfolio .................          0.95
   SP AIM Growth and Income Portfolio .................          0.85
   SP Alliance Large Cap Growth Portfolio .............          0.90
   SP Alliance Technology Portfolio ...................          1.15
   SP Balanced Asset Allocation Portfolio .............          0.75
   SP Conservative Asset Allocation Portfolio .........          0.71
   SP Davis Value Portfolio ...........................          0.75
   SP Deutsche International Equity Portfolio .........          0.90
   SP Growth Asset Allocation Portfolio ...............          0.80
   SP INVESCO Small Company Growth Portfolio ..........          0.95
   SP Jennison International Growth Portfolio .........          0.85
   SP Large Cap Value Portfolio .......................          0.80
   SP MFS Capital Opportunities Portfolio .............          0.75
   SP MFS Mid Cap Growth Portfolio ....................          0.80
   SP PIMCO High Yield Portfolio ......................          0.60
   SP PIMCO Total Return Portfolio ....................          0.60
   SP Prudential U.S. Emerging Growth Portfolio .......          0.60
   SP Small/Mid Cap Value Portfolio ...................          0.90
   SP Strategic Partners Focused Growth Portfolio .....          0.90
   Stock Index ........................................          0.35
   20/20 Focus ........................................          0.75
   Zero Coupon Bond 2000 ..............................          0.40
   Zero Coupon Bond 2005 ..............................          0.40

If in any fiscal year, the aggregate annual ordinary operating expenses of any Fund series (other than the Global Portfolio, the Diversified Conservative Growth Portfolio, the 20/20 Focus Portfolio, or any of the Strategic Partners ("SP") series), including the investment management fee but excluding interest, taxes, and brokerage commissions, exceed 0.75% of the series' net assets, the Manager will waive that portion of the investment management fee for the Portfolio for that fiscal year that is equal to the excess. With respect to Fund series other than the SP series, Manager's performance under this Agreement is contingent upon approval of this Agreement at the September 29, 2000 meeting of shareholders of such series.

     8. The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     9. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

     10. Nothing in this Agreement shall limit or restrict the right of any officer or employee of the Manager who may also be a director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     11. Except as otherwise provided herein or authorized by the Board of Directors of the Fund from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor, and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     12. During the term of this Agreement, the Fund agrees to furnish the Manager at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Manager, prior to use thereof and not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Manager copies of any of the above- mentioned materials which refer in any way to the Manager. Sales literature may be furnished to the Manager hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Manager such other information relating to the business affairs of the Fund as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

     13. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

     14. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (2) to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, Attention:
President.

     15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. The Fund may use the name "Prudential Series Fund, Inc." or any name including the word "Prudential" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Manager's business as Manager or any extension, renewal or amendment thereof remain in effect. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Manager, or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the name "Prudential Series Fund, Inc." or any name including the word "Prudential" if the Manager's function is transferred or assigned to a company of which The Prudential Insurance Company of America does not have control.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                      THE PRUDENTIAL SERIES FUND, INC.


                                      By:  _____________________________




                                      PRUDENTIAL INVESTMENTS FUND
                                      MANAGEMENT LLC


                                      By:  _____________________________

                                                                       EXHIBIT B

                          INVESTMENT ADVISORY AGREEMENT

                                 SIXTH AMENDMENT

     This Agreement is made as of the 14th day of July, 1988, between The Prudential Series Fund, Inc. (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act") and The Prudential Insurance Company of America ("Prudential"), and supersedes the Investment Advisory Agreement between the Fund and Prudential made as of the 18th day of February, 1988. This Agreement deals with the performance by Prudential of investment management services for the Fund.

     The parties agree:

1.  INVESTMENT MANAGEMENT SERVICES

     Subject to the direction and approval of the Board of Directors of the Fund, Prudential will manage the investments of the Fund and determine the composition of the assets of each of the Fund's Portfolios, including the purchase, retention or sale of the securities and cash contained in those Portfolios. These duties will be performed in accordance with the investment objectives and policies of each Portfolio, as stated in the Fund's Articles of Incorporation, By-Laws, Prospectus, Statement of Additional Information and in resolutions adopted by the Fund's Board of Directors. Prudential will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund's assets by determining which securities shall be purchased, sold or exchanged for each Portfolio, when these transactions should be executed, and what portion of the assets of each Portfolio should be held in the various securities in which it may invest. Prudential will exercise its best judgment in performing the services described above.

     The Fund understands that Prudential now serves, and will continue to serve, as investment manager or adviser to other investment companies and to clients that are not investment companies, and that Prudential also performs similar functions in managing its own assets, the assets of its separate accounts, and the assets of certain of its subsidiaries. The Fund understands that the employees of Prudential who assist in the performance of the services described above will also devote time to rendering similar services to the other entities for which Prudential also acts as investment manager or adviser.

     When investment opportunities arise that may be appropriate for more than one entity for which Prudential serves as investment manager or adviser, Prudential will not favor one over another and may allocate investments among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which Prudential acts as investment manager or adviser have different investment objectives and positions, Prudential may from time to time buy a particular security for one or more such entities while at the same time its sells such securities for another.

2.  EXECUTION OF TRANSACTIONS

     Prudential will determine all securities to be bought and sold for each Portfolio and will be responsible for the selection of brokers and dealers to effect all transactions. Prudential will place all necessary orders with brokers, dealers or issuers and will negotiate brokerage commissions, if applicable. In placing orders for securities transactions, Prudential will attempt to obtain the best net price and most favorable execution. Prudential will seek to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. Prudential may, however, pay a higher spread or commission for a particular transaction than otherwise would be necessary if that would further the goal of obtaining the best available execution.

     For those securities transactions that involve commission payments, Prudential will negotiate the commission on the basis of the quality and quantity of execution services provided by the broker, in light of generally prevailing commission rates. Prudential's present policy is not to pay higher spreads or commissions in order to obtain research and statistical services from brokers or dealers, although in selecting a broker-dealer in connection with a transaction for any Portfolio, Prudential will consider whether the broker or dealer can furnish Prudential with such services. If Prudential determines that it is necessary to pay higher spreads or commissions to secure desired research services that would benefit the Fund, such higher commissions may be paid only after Prudential has obtained the approval of the Fund's Board of Directors to make payments of this kind, provided that the higher spread or commission is reasonable in relation to all services that the broker or dealer provides. The Fund agrees that Prudential may use any such research or statistical information that it obtains from brokers in providing investment management or advice to its other clients or accounts. In executing brokerage transacctions, Prudential may use a broker who is an affiliated person of Prudential, as that term is defined in the 1940 Act, only if the commission rate obtained from the affiliated broker is as favorable as the broker contemporaneous charges to its most favored unaffiliated customers. Before employing an affiliated broker, Prudential must also make the good faith judgment that the affiliated broker is qualified to obtain the best price on the particular transaction and that the commission is at least as favorable as that charged by other qualified, but unaffiliated, brokers.

3.  REPORTS AND ADMINISTRATIVE SERVICES

     Prudential shall also perform administrative services for the Fund, and shall maintain and furnish the Fund with statistical information concerning its investments, and with such periodic or special reports as the Fund's Board of Directors may reasonably request, or as may be required under the 1940 Act and rules promulgated thereunder. The administrative services shall include (i) supervising all aspects of the Fund's operation, including coordinating matters relating to the custodians of securities owned by the Fund, the transfer agent, shareholder services, accountants, attorneys, and other parties performing services for the Fund;(ii) providing to the Fund personnel to perform the necessary administrative functions; and(iii) providing the Fund with office space and related services necessary for the Fund's operations.

4.  INVESTMENT MANAGEMENT FEE

     As compensation for the services performed, the facilities furnished, and expenses incurred by Prudential under the Agreement, the Fund shall pay to Prudential an investment management fee. The fee will be a daily charge, payable quarterly, based on an annual percentage rate of each Portfolio's average daily net assets. For the Conservatively Managed

Flexible Portfolio and the High Yield Bond Portfolio, the annual rate of the fee is .55% of the average daily net assets of each Portfolio. For the Aggressively Managed Flexible Portfolio, the annual rate of the fee is .60% of the average daily net assets of the Portfolio. For the Common Stock portfolio and the Natural Resources Portfolio, the annual rate of the fee is .45% of the average daily net assets of the Portfolio. For the Stock Index Portfolio, the annual rate of the fee is .35% of the average daily net assets of the Portfolio. For the Global Equity Portfolio the annual rate of the fee is .75% of the average daily net assets of the Portfolio. For all other Portfolios, the annual rate of the fee is .40% of the average daily net assets of each Portfolio.

5.  ALLOCATION OF COMPENSATION EXPENSES

     Each Portfolio will bear expenses incurred in its individual operation, including but not limited to redemption and transaction expenses, daily accounting services (including maintaining for each Portfolio a daily trial balance, investment ledger, and other accounts and documents, computing each Portfolio's daily net asset value per share, and computing daily cash flow and transaction status information) advisory fees, brokerage, shareholder servicing costs, pricing costs, interest, taxes, and the charges of the custodians and transfer agent. The Fund will pay all other expenses not attributable to a specific Portfolio, but these expenses will be allocated among the Portfolios on the basis of their respective net asset sizes. These expenses include, without limitation: insurance, legal expenses, auditing fees, state franchise and Blue Sky qualification fees, if any, the cost of printing stock certificates, proxies, and shareholder reports, Securities & Exchange Commission fees, the expense of registering securities issued by the fund under applicable securities laws, the fees and expenses of all directors of the Fund who are not affiliated persons of The Prudential or of any Prudential subsidiary, the expense of reimbursing Prudential for the Fund's organization costs, and litigation and other extraordinary or non-recurring expenses.

     The Prudential shall pay for maintaining any Prudential staff and personnel who perform accounting services in connection with the preparation of financial statements required for the Fund's semiannual reports to shareholders and clerical administrative and similar services for the Fund, other than investor services and daily Fund accounting services. Prudential shall also pay for the equipment, office space, and related facilities necessary to perform these services and shall pay the fees or salaries of all officers and directors of the Fund who are affiliated persons of The Prudential or of any Prudential subsidiary. The Fund shall reimburse Prudential for the expenses of maintaining personnel who perform investor services and daily accounting services for the Fund. The Prudential has paid the organizational costs of the Fund and will be reimbursed for those over a ten-year period by the Fund.

     If in any fiscal year the aggregate annual ordinary operating expenses of any Portfolio other than the Global Equity Portfolio, including the investment management fee but excluding interest, taxes, and brokerage commissions, exceed
 .75% of the Portfolio's net assets, Prudential will waive that portion of the investment management fee for the Portfolio for that fiscal year that is equal to the excess.

6.   LIMITATION ON LIABILITY OF PRUDENTIAL

     Prudential will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties on behalf of the Fund or from reckless disregard of its obligations and duties under this Agreement.

7.  PRUDENTIAL'S SERVICE MARKS

     The word "Prudential" is a registered service mark of Prudential, Registration No. 693,628, registered February 23, 1960, and the design (the "Design") of a rock representing the Rock of Gibraltar, within a circle and without legend is also a registered service mark of Prudential, United States Registration No. 1,121,163, registered June 26, 1979. Both the word "Prudential" and the Design have been used in connection with Prudential's business for many years. The words "The Prudential" and the design (also referred to as the "Design") of a rock representing the Rock of Gibraltar, within a circle and without legend, are also covered by applications for registration Nos. 73/565085, 73/565084 and 73/565014, all filed on October 25, 1985.

     Prudential hereby grants to the Fund a license to use the words "Prudential" and "The Prudential" in the Fund's corporate name, "The Prudential Series Fund, Inc.," and a license to use those words and the Design in connection with the Fund's operations as an investment company. This license is granted on a royalty-free, non-exclusive basis. Prudential retains the right to use, or license the use of, those words and any derivative thereof, as well as the Design, in connection with other investment companies, subject to the requirements of the Investment Company Act of 1940, or in connection with any other business enterprise.

     The Fund acknowledges that the words "Prudential" and "The Prudential" and the Design represent good will of great value to Prudential and that Prudential must be able to protect and preserve such good will, and can terminate the license herein granted if Prudential, in its sole discretion, decides that it is necessary to do so or if Prudential decides that it is no longer in a position to assure that high quality standards will be associated with the use by the Fund of the words "Prudential" and "The Prudential" and the Design. Acordingly, if the holders of the outstanding voting securities of any Portfolio of the Fund fail to approve this Agreement, or if at any time after such approval Prudential or a company controlled by it ceases to be investment manager of any Portfolio, Prudential shall have the absolute right to terminate the license herein granted forthwith upon written notice to the Fund.

     Prudential shall have the absolute right to terminate the license herein granted for any other reason upon 60 days' written notice of such termination to the Fund, but in such event this Agreement shall terminate on the 120th day following receipt by the Fund of such notice unless on or prior to such day the holders of a majority of the outstanding voting securities of all of the Portfolios of the Fund shall have voted in favor of Prudential (or a company controlled by it) continuing to act as investment manager to each such Portfolio in accordance with the terms hereof notwithstanding the termination of the license herein granted.

     Upon termination of the license herein granted, the Fund shall immediately change its corporate name to one which does not include the word "Prudential" or any derivative thereof, and will discontinue all use by it of such word, the Design or anything resembling the Design, in connection with its business. The terms of the license herein granted shall inure to the benefit of and be binding upon any successors or assigns of the Fund or Prudential.

8.  DURATION AND TERMINATION OF THE AGREEMENT

     This Agreement will continue in effect until the date of the next meeting of shareholders of the Fund, at which meeting it must be approved by a majority vote of the shareholders to remain effective. The required shareholder approval of the Agreement shall be effective, with respect to any Portfolio, if a majority of the voting shares of that Portfolio vote to approve the Agreement, notwithstanding that the Agreement may not yet have been approved by a majority of the voting shares of the Fund. The Agreement will continue in effect thereafter so long as it is approved at least annually by a (i) majority of the non-interested members of the Fund's Board of Directors, and (ii) by a majority of the entire Board of Directors or a majority vote of the persons participating in each Portfolio.

     If the shareholders of any Portfolio fail to approve the Agreement, Prudential will continue to act as investment adviser with respect to such Portfolio pending the required approval of the Agreement, of a new contract with Prudential or a different investment adviser, or other definitive action, including termination of this Agreement pursuant to the penultimate paragraph of
Section 7 hereof; provided that the compensation received by Prudential during such period will be no more than its actual costs incurred in furnishing investment management services with respect to such Portfolio or the amount it would have received under this Agreement, whichever is less.

     The Agreement may be terminated without penalty on at least 60 days' notice by the Fund's Board of Directors or by a majority vote of its shareholders, or by Prudential on 90 days' notice. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                                      THE PRUDENTIAL SERIES FUND, INC.


                                      By____________________________________



                                      THE PRUDENTIAL INSURANCE COMPANY
                                            OF AMERICA


                                      By
                                         -----------------------------------
                                         Robert P. Hill

                                                                      EXHIBIT C

                          PRUDENTIAL SERIES FUND, INC.

                              SUBADVISORY AGREEMENT

     Agreement made as of this 30th day of September 2000 between Prudential Investments Fund Management LLC, a New York limited liability company (PIFM or the Manager) and The Prudential Investment Corporation, a New Jersey Corporation (the Subadviser).

     WHEREAS, the Manager has entered into a Management Agreement, dated August 11, 2000 (the Management Agreement), with The Prudential Series Fund, Inc. (the
Fund), a Maryland corporation and a diversified open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PIFM will act as Manager of the Fund; and

     WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to certain series of the Fund (the Series or Portfolios), and the Subadviser is willing to render such investment advisory services; and

     WHEREAS, PIFM and the Subadviser desire that this Agreement supersede (but only with respect to the Fund) the Service Agreement, dated December 31, 1984 between The Prudential Insurance Company of America and the Subadviser; and

          NOW, THEREFORE, the Parties agree as follows:

          1. (a) Subject to the supervision of the Manager and of the Board of Directors of the Fund, the Subadviser shall manage the investment operations of the Series of the Fund and the composition of the Series' portfolio, including the purchase, retention and disposition thereof, in accordance with the Series' investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

               (i) The Subadviser shall provide supervision of the Series' investments and determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Series, and what portion of the assets will be invested or held uninvested as cash.

               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Manager and of the Board of Directors of the Fund, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.

               (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by each Series, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Fund's Registration Statement and Prospectus or as the Board of Directors may direct from time to time. In providing the Series with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as principal broker for securities transactions but that no formula has been adopted for allocation of the Series' investment transaction business. It is also understood that it is desirable for the Series that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Series than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Series with such brokers or futures commission merchants, subject to review by the Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Series as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

               (iv) The Subadviser shall maintain all books and records with respect to the Series' portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Fund's Board of Directors such periodic and special reports as the Directors may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

               (v) The Subadviser shall provide the Series' Custodian on each business day with information relating to all transactions concerning the Series' assets and shall provide the Manager with such information upon request of the Manager.

               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others.

          (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

          (c) The Subadviser shall keep the Series' books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Series required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Series are the property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

          2. The Manager shall continue to have responsibility for all services to be provided to the Series pursuant to the Management Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

          3. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

          4. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to (i) for Portfolios other than small capitalization stock portfolios, 50% of the fee that PIFM receives, provided that such percentage is reduced at each asset breakpoint by 5% for money market portfolios and by 2.5% for other portfolios; and (ii) for small capitalization stock portfolios, 65% of the fee that PIFM receives, reduced by 2.5% at each asset breakpoint.

          5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

          6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

          7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

          8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

          9. This Agreement shall be governed by the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                 PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC


                                 BY:________________________________________
                                       Executive Vice President


                                 THE PRUDENTIAL INVESTMENT CORPORATION


                                 By________________________________________

                                                                       EXHIBIT D

                          PRUDENTIAL SERIES FUND, INC.

                              SUBADVISORY AGREEMENT

     Agreement made as of this day of August, 2000 between Prudential Investments Fund Management LLC (PIFM or the Manager), Jennison Associates LLC (the Subadviser or Jennison), and The Prudential Series Fund, Inc.

     WHEREAS, the Manager has entered into a Management Agreement, dated August 11, 2000 (the Management Agreement), with The Prudential Series Fund, Inc. (the
Fund), a Maryland corporation and a diversified open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PIFM will act as Manager of the Fund; and

     WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to certain series of the Fund specified below (the Series, or Portfolios), and the Subadviser is willing to render such investment advisory services; and

     WHEREAS, this Agreement between PIFM and the Subadviser is intended to supersede (i) the agreement, dated May 1, 1999, among the Fund, The Prudential Insurance Company of America (Prudential), and the Subadviser concerning the Fund's 20/20 Focus and Diversified Conservative Growth Portfolios and (ii) the agreement, dated April 27, 1995, among the Fund, Prudential, and the Subadviser concerning the Prudential Jennison Portfolio.

     NOW, THEREFORE, the Parties agree as follows:

          1. (a) Subject to the supervision of the Manager and the Board of Directors of the Fund, the Subadviser shall manage the investment operations of the Series of the Fund and the composition of the Series' portfolio, including the purchase, retention and disposition thereof, in accordance with the Series' investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

               (i) The Subadviser shall provide supervision of the Series' investments and determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Series, and what portion of the assets will be invested or held uninvested as cash.

               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Manager and of the Board of Directors of the Fund, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.

               (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by each Series, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors may direct from time to time. In providing the Series with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Series' investment transaction business. It is also understood that it is desirable for the Series that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Series than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Series with such brokers or futures commission merchants, subject to review by the Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Series as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

               (iv) The Subadviser shall maintain all books and records with respect to the Series' portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Directors such periodic and special reports as the Directors may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

               (v) The Subadviser shall provide the Series' Custodian on each business day with information relating to all transactions concerning the Series' assets, and shall provide the Manager with such information upon request of the Manager.

               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others.

          (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

          (c) The Subadviser shall keep the Series' books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Series required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Series are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

          2. The Manager shall continue to have responsibility for all services to be provided to the Series pursuant to the Management Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

          3. The Manager shall reimburse the Subadviser for reasonable costs and expenses incurred by the Subadviser determined in a manner acceptable to the Manager in furnishing the services described in paragraph 1 hereof.

          4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

          5. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, an annual fee (payable quarterly) equal to the following percentages of each listed series' average daily net assets under the management of the Subadviser:

     DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO.

          .30 of 1% on the first $300 million of average daily net assets under the Subadviser's management, and 0.25 of 1% with respect to the average daily net assets under the Subadviser's management in excess of $300 million.

     GROWTH EQUITY SLEEVE OF THE 20/20 FOCUS PORTFOLIO

          .30 of 1% on the first $300 million of average daily net assets under the Subadviser's management, and 0.25 of 1% with respect to the average daily net assets under the Subadviser's management in excess of $300 million.

     PRUDENTIAL JENNISON PORTFOLIO

          0.75% on the first $10,000,000 of the Portfolio's average daily net assets; and

          0.50% on the next $30,000,000 of the Portfolio's average daily net assets; and

          0.35% on the next $25,000,000 of the Portfolio's average daily net assets; and

          0.25% on the next $335,000,000 of the Portfolio's average daily net assets; and

          0.22% on the next $600,000,000 of the Portfolio's average daily net assets; and

          0.20% on the balance of the Portfolio's average daily net assets.

     SP JENNISON INTERNATIONAL GROWTH PORTFOLIO.

          0.60 of 1% of average daily net assets up to and including $300 million, 0.50 of 1% of average daily net assets in excess of $300 million and up to and including $1.5 billion, and 0.45 of 1% of the average daily net assets over $1.5 billion.

     SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO.

          0.30 of 1% of the Portfolio's average daily net assets.

     SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO.

          .30 of 1% on the first $300 million of average daily net assets under the Subadviser's management, and 0.25 of 1% with respect to the average daily net assets under the Subadviser's management in excess of $300 million.

          6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

          7. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

          8. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

          9. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

          10. This Agreement shall be governed by the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                   PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC



                                   BY:
                                       -----------------------------------

                                       Executive Vice President



                                   JENNISON ASSOCIATES LLC


                                   BY:
                                       -----------------------------------
                                       Karen E. Kohler
                                       Senior Vice President



                                   THE PRUDENTIAL SERIES FUND, INC.


                                   BY:
                                       -----------------------------------

                                                                       EXHIBIT D

                          PRUDENTIAL SERIES FUND, INC.

                              Subadvisory Agreement

     Agreement made as of this day of August, 2000 between Prudential Investments Fund Management LLC (PIFM or the Manager), Jennison Associates LLC (the Subadviser or Jennison), and The Prudential Series Fund, Inc.

     WHEREAS, the Manager has entered into a Management Agreement, dated August 11, 2000 (the Management Agreement), with The Prudential Series Fund, Inc. (the
Fund), a Maryland corporation and a diversified open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PIFM will act as Manager of the Fund; and

     WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to certain series of the Fund specified below (the Series, or Portfolios), and the Subadviser is willing to render such investment advisory services; and

     WHEREAS, the parties hereto acknowledge and agree that with respect to the Portfolios named in this Agreement, Jennison will be assuming subadvisory duties that heretofore have been performed by The Prudential Investment Corporation
(PIC), and that the precise date on which Jennison commences subadvisory services under this Agreement may vary from Portfolio to Portfolio, coincident with the movement of personnel and administrative systems; and

     NOW, THEREFORE, the Parties agree as follows:

          1. (a) Subject to the supervision of the Manager and the Board of Directors of the Fund, the Subadviser shall manage the investment operations of the Series of the Fund and the composition of the Series' portfolio, including the purchase, retention and disposition thereof, in accordance with the Series' investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

               (i) The Subadviser shall provide supervision of the Series' investments and determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Series, and what portion of the assets will be invested or held uninvested as cash.

               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Manager and of the Board of Directors of the Fund, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.

               (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by each Series, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors may direct from time to time. In providing the Series with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Series' investment transaction business. It is also understood that it is desirable for the Series that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Series than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Series with such brokers or futures commission merchants, subject to review by the Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Series as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

               (iv) The Subadviser shall maintain all books and records with respect to the Series' portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Directors such periodic and special reports as the Directors may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

               (v) The Subadviser shall provide the Series' Custodian on each business day with information relating to all transactions concerning the Series' assets, and shall provide the Manager with such information upon request of the Manager.

               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others.

          (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

          (c) The Subadviser shall keep the Series' books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Series required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Series are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

          2. The Manager shall continue to have responsibility for all services to be provided to the Series pursuant to the Management Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

          3. The Manager shall reimburse the Subadviser for reasonable costs and expenses incurred by the Subadviser determined in a manner acceptable to the Manager in furnishing the services described in paragraph 1 hereof.

          4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

          5. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, an annual fee (payable quarterly) equal to the following percentages of each listed series' average daily net assets under the management of the Subadviser:

          For the following Fund Portfolios, PIFM will pay Jennison, with respect to the assets that Jennison manages, a fee equal to 50% of the fee that PIFM receives, provided that such percentage is reduced at each asset breakpoint by 2.5%:

                         Conservative Balanced Portfolio

                                Equity Portfolio

                             Equity Income Portfolio

                           Flexible Managed Portfolio

                                Global Portfolio

                           Natural Resources Portfolio

                              Stock Index Portfolio

                      Value Sleeve of 20/20 Focus Portfolio

          For the Small Capitalization Stock Portfolio, PIFM will pay Jennison a fee equal to 65% of the fee that PIFM receives, provided that such percentage is reduced at each asset breakpoint by 2.5%.

          6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

          7. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

          8. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

          9. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

          10. This Agreement shall be governed by the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                     PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC


                                     BY:
                                         ------------------------------------

                                         Executive Vice President



                                     JENNISON ASSOCIATES LLC


                                     BY:
                                         ------------------------------------

                                         Vice President



                                    THE PRUDENTIAL SERIES FUND, INC.


                                    BY:
                                        -------------------------------------

THE PRUDENTIAL SERIES FUND, INC.

                         SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 29, 2000

As of July 7, 2000, the Record Date, you were entitled to give voting instructions to your Insurance Company (the "Company") relative to the proposals, as described in the accompanying Proxy Statement, to be voted upon at the Special Meeting of Shareholders of The Prudential Series Fund, Inc. (the "Fund") to be held on September 29, 2000 for each of your investment positions as represented by the enclosed Voting Instruction Form(s).

The Company will vote the appropriate number of Fund shares pursuant to the instructions given. If no choice is made as to any or all of Proposals 1 through 7, the Company will vote "FOR" any such Proposal. With respect to any other business which may properly come before the meeting, the Company will vote in accordance with its best judgment. Implementation of Proposals 4(a) and 4(b) is conditioned on approval of Proposal 3. FOR PROPOSALS 3, 4(A), 4(B), AND 5, You ARE ENTITLED TO VOTE ON A PORTFOLIO-BY-PORTFOLIO BASIS, USING THE ENCLOSED VOTING INSTRUCTION FORMS.

To execute your voting instructions for these investment positions:

     o  Sign and date each Voting Instruction Form below.

     o Mark your instructions on the reverse side of the form. NOTE: If you wish to vote "FOR" all proposals, as the Board of Directors recommends, simply fill in the box on the front of the form.


     o  Return the form(s) in the enclosed postage-paid envelope.

     o If you wish to vote via the Internet, log on to www.proxyweb.com, enter the control number shown on the Voting Instruction Form and follow the instructions. Each form must be voted separately.

     o If you wish to vote by touch-tone telephone, dial 1-888-221-0697, enter the control number on the Voting Instruction Form and follow the voice prompts. Each form must be voted separately.

NOTE: If you vote by Internet or phone, please do not return your Voting
      Instruction Form(s).


YOUR VOTE IS IMPORTANT. TO SAVE THE FUND THE COST OF ADDITIONAL SOLICITATION, PLEASE RETURN YOUR VOTING INSTRUCTION FORM TODAY.


1234567890  CONSERVATIVE BALANCED PORTFOLIO                   1234567890  DIVERSIFIED BOND PORTFOLIO
1234567890  DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO         1234567890  EQUITY PORTFOLIO
1234567890  EQUITY INCOME PORTFOLIO                           1234567890  FLEXIBLE MANAGED PORTFOLIO
1234567890  GLOBAL PORTFOLIO                                  1234567890  GOVERNMENT INCOME PORTFOLIO
1234567890  HIGH YIELD BOND PORTFOLIO                         1234567890  MONEY MARKET PORTFOLIO
1234567890  NATURAL RESOURCES PORTFOLIO                       1234567890  PRUDENTIAL JENNISON PORTFOLIO
1234567890  SMALL CAPITALIZATION STOCK PORTFOLIO              1234567890  STOCK INDEX PORTFOLIO
1234567890  20/20 FOCUS PORTFOLIO                             1234567890  ZERO COUPON BOND PORTFOLIO 2000
1234567890  ZERO COUPON BOND PORTFOLIO 2005


--------------------------------------------------------------------------------
INSURANCE COMPANY NAME PRINTS HERE            VOTE TODAY BY MAIL,
                                              TOUCH-TONE PHONE OR THE INTERNET
                                              CALL TOLL-FREE 1-888-221-0697
                                              OR LOG ON TO WWW.PROXYWEB.COM

            PLEASE DETACH AT PERFORATION. RETURN BOTTOM PORTION ONLY.

PORTFOLIO NAME PRINTS HERE                               VOTING INSTRUCTION FORM

VOTING INSTRUCTIONS ARE HEREBY SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY AND THE BOARD OF DIRECTORS OF THE PRUDENTIAL SERIES FUND, INC. (THE "FUND") IN CONNECTION WITH A SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD ON SEPTEMBER 29, 2000 AT THE OFFICES OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, 100 MULBERRY STREET, NEWARK, NEW JERSEY AT 9:00 A.M.

I (we) the undersigned hereby instruct the above-referenced Insurance Company to vote the Fund shares to which I (we) the undersigned am (are) entitled to give instructions as indicated on the reverse side of this form or as indicated below.

I (we) wish to instruct the Company to vote "FOR" all proposals. |_|



                                                     Date  ______________, 2000


                                             Each owner should sign as his/her
                                             name appears on this form; if a
                                             contract is owned jointly, each
                                             owner should sign; if a contract is
                                             held in a fiduciary capacity, the
                                             fiduciary should sign and indicate
                                             his/her fiduciary capacity.

                                             |---------------------------------|
                                             |                                 |
                                             |                                 |
                                             |---------------------------------|
                                             Signature(s)/Fiduciary Capacity,
                                             if applicable.

                                                                             PSF

THE PRUDENTIAL SERIES FUND, INC.

                               ABOUT THE PROPOSALS

PROPOSALS 1, 2, 3, 5 AND 6 apply to all Portfolios of the Fund. All Portfolio votes will be combined for Proposals 1 and 2 as these Proposals relate to the Fund as a whole. Each Portfolio votes separately on Proposals 3, 4(a), 4(b), and 5.

PROPOSAL 4(A) applies only to the following Portfolios:

   Conservative Balanced Portfolio               Diversified Bond Portfolio
   Diversified Conservative Growth Portfolio     Flexible Managed Portfolio
   Government Income Portfolio                   High Yield Bond Portfolio
   Money Market Portfolio                        Zero Coupon Bond Portfolio 2000
   Zero Coupon Bond Portfolio 2005

PROPOSAL 4(B) applies only to the following Portfolios:

   Conservative Balanced Portfolio               Diversified Conservative Growth
   Equity Portfolio                               Portfolio
   Flexible Managed Portfolio                    Equity Income Portfolio
   Natural Resources Portfolio                   Global Portfolio
   Small Capitalization Stock Portfolio          Prudential Jennison Portfolio
   20/20 Focus Portfolio                         Stock Index Portfolio


PROPOSAL 7 applies only to Equity Income Portfolio.

     THE BOARD OF DIRECTORS OF THE PRUDENTIAL SERIES FUND, INC. RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

    ------------------------------------------------------------------------
      NOTE: YOUR VOTING INSTRUCTION FORM IS NOT VALID UNLESS IT IS SIGNED. PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION FORM ON THE REVERSE SIDE.
    ------------------------------------------------------------------------

--------------------------------------------------------------------------------

            PLEASE DETACH AT PERFORATION. RETURN BOTTOM PORTION ONLY.


VOTING INSTRUCTION FORM       PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW      VOTING INSTRUCTION FORM


1.   To elect as Directors the following 19 nominees:                     FOR                     WITHHOLD
     (01) Eugene C. Dorsey, (02) Saul K. Fenster,                all nominees listed        authority to vote
     (03) Delayne D. Gold, (04) Robert F.Gunia,                   (except as noted           for all nominees
     (05) Maurice F. Holmes, (06) Robert E.LaBlanc,              in space provided)               listed
     (07) Douglas H. McCorkindale, (08) W. Scott McDonald, Jr.
     (09) Thomas T. Mooney, (10) Stephen P. Munn,                       |_|                         |_|
     (11) David R. Odenath, Jr., (12) Richard A. Redeker,
     (13) Robin B. Smith, (14) John R. Strangfeld,
     (15) Stephen Stoneburn, (16) Nancy H. Teeters,
     (17) Joseph Weber, (18) Louis A. Weil, III,
     (19) Clay T. Whitehead

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE IMMEDIATELY BELOW.



_________________________________________________               FOR                AGAINST         ABSTAIN

2.    To ratify the selection of                                |_|                  |_|              |_|
      PricewaterhouseCoopers as independent
      accountant of the Fund.

3.    To approve a new management contract with                 |_|                  |_|              |_|
      Prudential Investments Fund Management LLC.

4(a). To approve a subadvisory agreement between                |_|                  |_|              |_|
      Prudential Investments Fund Management LLC
      and Prudential Investment Corporation.

4(b). To approve a subadvisory agreement between                |_|                  |_|              |_|
      Prudential Investments Fund Management LLC
      and Jennison Associates LLC.

5.    To amend certain fundamental investment                   |_|                  |_|              |_|
      policies of the Fund.

6.    To amend the Fund's By-Laws.                              |_|                  |_|              |_|

7.    To amend the fundamental investment                       |_|                  |_|              |_|
      objective of the Fund's Equity Income
      Portfolio.